UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

December 31,

2022

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGIWX	FGIYX
Nuveen Global Real Estate Securities Fund	NGJAX	NGJCX	NGJFX	NGJIX
Nuveen Real Asset Income Fund	NRIAX	NRICX	NRIFX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FREGX	FARCX

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering how long and severe a recession would be. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets over the past year.

Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and China’s recurring COVID-19 lockdowns throughout the year until China’s zero-COVID policy effectively ended in December 2022. This necessitated forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who signaled their intentions to slow inflation even if it meant tolerating materially slower economic growth and some softening in the labor market. In March 2022, the Fed began the fastest interest rate hiking cycle in its history, raising the target fed funds rate by 4.50% over a ten-month span to a range of 4.50% to 4.75% by January 2023. While inflation began to ease over the second half of 2022, it remains far higher than the Fed’s inflation target. Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors and has more recently slowed the pace of monetary tightening. But additional rate hikes are expected until the Fed sees sustainable progress toward its inflation goals. Despite contracting in the first half of 2022, U.S. gross domestic product grew 2.1% in the year overall compared to 2021. Consumer spending remained relatively resilient in 2022, supported by a surprisingly strong labor market that suggested not all areas of the economy were weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 23, 2023

Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Global Real Estate Securities Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The Nuveen Global Infrastructure Fund portfolio managers are Jay L. Rosenberg, Tryg T. Sarsland, Jagdeep S. Ghuman and Noah P. Hauser, CFA. For the Nuveen Global Real Estate Securities Fund, portfolios managers include Jay L. Rosenberg, Scott C. Sedlak, Benjamin T. Kerl and Jagdeep S. Ghuman. For the Nuveen Real Asset Income Fund, the portfolio management team includes Jay L. Rosenberg, Tryg T. Sarsland, Brenda A. Langenfeld, CFA, Jean C. Lin, CFA, and Benjamin T. Kerl. For the Nuveen Real Estate Securities Fund the portfolio management team includes Jay L. Rosenberg, Scott C. Sedlak, Sarah J. Wade and Benjamin T. Kerl.

Here the Funds’ portfolio management teams review U.S. and global economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the prospectus.

What factors affected the U.S. and global economy and financial market conditions during the twelve-month reporting period ended December 31, 2022?

In 2022, the U.S. economy grew at a pace of 2.1%, normalizing from its rapid post-pandemic recovery in 2021 when it expanded 5.9%, according to the U.S. Bureau of Economic Analysis. Although a moderation was largely expected, gross domestic product (GDP) unexpectedly contracted in the first half of the year. China’s Zero-COVID restrictions (later lifted in December 2022) and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. Inflation rose more than expected over much of 2022, which pressured global central banks to respond with more aggressive measures and increased recession risks.

Beginning in March 2022, the U.S. Federal Reserve (Fed) raised its target fed funds rate seven times during the reporting period, bringing it from near zero at the start of the year to a range of 4.25% to 4.50%. In early 2023, after the close of the reporting period, the Fed raised its rate by 0.25% to a range of 4.50% to 4.75%. The Fed’s activity led to significant volatility in bond and stock markets in 2022. In addition, it contributed to a surge in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.

Inflation and higher borrowing costs weighed on consumer confidence and spending and notably cooled the housing market in 2022. However, the labor market, another key gauge of the economy’s health, remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of December 2022, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped U.S. GDP return to expansion in the third and fourth quarters of 2022, growing at an annualized rate of 3.2% and 2.9%, respectively.

The global infrastructure sector significantly outperformed other areas within global stock and bond markets that experienced sharp declines during the reporting period. The highly cyclical pipeline industry was the top performer for the second year in a row based on rising energy prices and decreased supply of crude oil. The U.S. real estate investment trust (REIT) common equity segment underperformed the broader equity market decline as investor concerns shifted from inflation and rising rates to the potential for a recession. Global REITs also performed poorly, with returns slightly below their U.S. peers. The office property segment was under

Portfolio Managers’ Comments (continued)

significant pressure because usage remains lower than pre-pandemic levels, and the demand outlook remains uncertain, particularly for central business district office space. The apartment segment also faltered as rental rates began to moderate after a long period of substantial increases.

The fixed income market offered no respite from the year’s equity market sell-off, as U.S. Treasury yields rose sharply during the reporting period. Returns were broadly negative across fixed income asset classes. In the high yield corporate market, spreads widened but the generally shorter duration of the asset class helped it hold up better than more rate-sensitive sectors such as Treasuries and investment grade corporate bonds. The high yield segment also benefited from strong corporate earnings. New issuance was light and retail demand persisted. Spreads widened even more in the highly rate-sensitive perpetual preferred securities segment, which lagged both the high yield corporate market and infrastructure equities, but outperformed REIT equities.

Nuveen Global Infrastructure Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The investment objective of the Fund is long-term growth of capital and income. The Fund seeks growth opportunity from global economic development by investing in U.S. and non-U.S. infrastructure companies that own or operate vital structures, facilities and services. The Fund is structured using a number of core infrastructure companies that the portfolio management team believes should provide long-term outperformance versus the market, combined with more opportunistic holdings that are undervalued by the market in the short term. The Fund has exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

Russia’s invasion of Ukraine in February 2022 served as a catalyst for the portfolio management team to reduce the Fund’s exposure to more cyclical areas within infrastructure, such as toll roads and airports. As the reporting period progressed, the increasing evidence of a global recession caused the portfolio management team to continue to maintain an underweight to these areas. The portfolio management team added to more defensive areas of infrastructure, particularly electric utilities with a focus on U.S.-domiciled, regulated companies. Given the benchmark’s heavy concentration in utilities, the Fund remained underweight. Toward the end of the reporting period, exposure to waste and pipelines, which typically perform well during elevated periods of inflation, was increased. From a geographic standpoint, the portfolio management team’s outlook for North America was the most favorable, leading the Fund to maintain its highest U.S. exposure since inception. Concerns about the energy crisis and impending European recession precluded the Fund from adding exposure in Europe.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund’s Class A Shares at NAV significantly underperformed the S&P Global Infrastructure Index (Net). For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Global Infrastructure Index (Net).

The Fund’s underperformance was driven primarily by asset allocation. The technology infrastructure sector, which includes cellular tower and data center companies, was the most significant detractor from relative performance. Approximately 12% of the Fund’s portfolio was invested in the sector, while the index had no representation. The cash flows of these companies are linked to long-term contracts, which typically helps during times of elevated uncertainty and volatility. However, this same factor can weigh on their share prices during periods of rising interest rates. Coupled with already elevated valuations, the rapid rate increase sparked a double-digit decline in the technology infrastructure sector, including large Fund holdings such as American Tower Corporation, Crown Castle Inc., Cellnex Telecom S.A. and SBA Communications Corporation. The portfolio management team remains committed to the overall sector and maintained these holdings because the cellular tower and data center industries are somewhat insulated in the event of a recession. Secular growth trends remain in place and support relatively strong demand for asset utilization.

Allocation and selection in toll roads also detracted from relative performance. The Fund has maintained a significant underweight to Italian transportation infrastructure company Atlantia S.p.A., the largest weight in the index, since the Morandi bridge collapse in Genoa. However, shares advanced sharply after the Italian government approved a takeover bid for Atlantia and the company was taken private in December 2022.

Partially offsetting the underperformance was the Fund’s underweight versus the benchmark in the electric utilities sector, which lagged the overall infrastructure universe. Elevated inflation and higher interest rates kept returns in check for electric utility companies because of their slower growing, more rate-sensitive business models. More specifically, the portfolio management team significantly underweighted European utilities, most notably E.ON SE and Enel SpA, which were under additional pressure following Russia’s invasion of Ukraine. Shares of European utilities dropped sharply because a substantial amount of their natural gas has traditionally been procured from Russia.

Nuveen Global Real Estate Securities Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The Fund seeks long-term capital appreciation with a secondary objective to provide current income. The Fund invests in income-producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the portfolio management team diversifies across geographies and sectors of listed global commercial real estate by investing in common stocks, preferred securities and other equity securities issued by U.S. and non-U.S. companies in the real estate industry, including real estate investment trusts (REITs) and similar REIT-like entities. Equity securities in which the Fund may invest may be of any market capitalization, including small and mid-capitalization companies.

Throughout the reporting period, the Fund’s portfolio management team generally maintained a bias toward higher-quality, higher market cap companies and assets within the REIT sector, with significant consideration given to companies’ balance sheet dynamics. Specifically, the portfolio management team preferred companies with lower overall leverage and less debt maturing in the short term because rising interest rates have increased the cost of financing. Given slowing economic activity and the potential for a recession in the U.S., the Fund continued to shift out of some shorter-lease-duration sub-property types and into more defensive groups with longer-term lease structures, adding exposure to the defensive net lease category funded by a reduction in the industrial space. However, the Fund remained overweight in the industrial sector, given the underlying strength in fundamentals for the group because of high occupancy rates. The industrial sector also features in-place rents that remain well below market, providing the opportunity for internal growth as those leases expire.

The Fund increased its U.S. exposure while trimming European exposure because of continuing fundamental deterioration in that region. The Fund also increased exposure to Japan after the country relaxed its COVID protocols and China discontinued its strict zero-COVID policy.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund’s Class A Shares at NAV performed in line with the FTSE EPRA Nareit Developed Index (Net). For purposes of this Performance Commentary, references to relative performance are in comparison to the FTSE EPRA Nareit Developed Index (Net).

The Fund’s security selection positively contributed to relative performance, both at the property type and country level. Selection was particularly favorable among North American holdings, as well as the industrial and office property types. The industrial sector continued to demonstrate the strongest underlying fundamentals of any sub-property type. Secular tailwinds from ongoing retail ecommerce market share gains continued to boost demand for fulfillment and distribution facilities, while supply remained well in check. An overweight to Summit Industrial Income REIT contributed the most to relative performance in the segment. In early November 2022, shares rallied following a takeout offer from two private companies at a significant premium. The Fund continued to maintain this position at the end of the reporting period.

An underweight and security selection within the office group also contributed to the Fund’s relative performance. The future of the office sector is perhaps more uncertain than any other segment of real estate because of lasting impacts from the COVID pandemic. Return-to-work dynamics have varied among markets and industries, and occupancy levels have not fully recovered. Those challenges, coupled with the segment’s longer-term leases that demonstrate higher interest rate sensitivity, pressured shares in the sector significantly lower.

Portfolio Managers’ Comments (continued)

The Fund’s underweight in Asia partially offset these favorable impacts, especially Hong Kong shares, which performed strongly during the reporting period. Security selection in real estate management and development also detracted from relative performance, particularly an overweight position in Pan-European developer VGP SA. The company has a significant number of logistics complexes and semi-industrial park developments underway, but market volatility and slowing buyer commitments led to uncertainty surrounding the pricing of these assets. This negatively impacted company earnings and the ability to finance future developments, which pushed shares lower. The portfolio management team believed the market overreacted and maintained the Fund’s overweight in VGP based on attractive valuation.

Security selection and an underweight in the net lease property type, particularly Realty Income Corporation, also detracted on a relative basis. The net lease group is typically more defensive and often performs well relative to other sectors when real estate struggles, which was the case throughout the year. Although the Fund owned Realty Income, it represented a much larger weight in the benchmark and outperformed the overall sector. The portfolio management team continued to maintain underweight exposure in the Fund throughout the reporting period and believed other companies in the segment offered superior relative value.

Nuveen Real Asset Income Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The Fund seeks to provide a high level of income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure and around the world. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt.

The Fund’s portfolio management team attempts to add value versus the comparative blended performance benchmark in two ways: by re-allocating among the five main security types when the team sees value at differing times and, more importantly, through individual security selection. The Russia-Ukraine war, surging inflation and rapidly rising interest rates served as catalysts for rebalancing the Fund’s sector exposures to a more defensive posture early in 2022. Overall equity exposure was reduced from an overweight to an underweight because of both market movement and portfolio management decisions. The portfolio management team reduced the infrastructure equity exposure following the segment’s strong relative performance. Real estate equity exposure declined because of market action and a decision to lower industrial exposure, an area that can be sensitive to the economic cycle. As the reporting period progressed, the Fund’s exposure to preferred stock also shifted to an underweight because of equity conversions and calls, lack of new issuance, and the portfolio management team’s preference for corporate investment grade debt. The Fund’s debt exposure was increased, given the likelihood for continued equity market volatility, combined with the attractive yields and pricing available in this segment of the capital structure. As yields increased throughout the reporting period, the portfolio management team was able to move up the quality spectrum within debt exposure, including some investment grade credits, while not sacrificing income. The Fund ended the reporting period with its debt allocation as its largest overweight.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund’s Class A Shares at NAV outperformed the Real Asset Income Blended Benchmark, which consists of: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index, and 5) 13% FTSE Nareit Preferred Stock Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Real Asset Income Blended Benchmark.

During the reporting period, the Fund’s relative performance was broadly positive with all five segments represented in its portfolio contributing to the outperformance, led by the real estate and infrastructure common equity segments. Despite being the worst-performing segment in absolute returns during the reporting period, real estate equity contributed the most to the Fund’s relative performance. Within real estate, an underweight in the apartment sector added the most value as the segment struggled throughout the reporting period, declining as rental rates began to moderate after a long period of significant increases. Security selection in the industrial area was also beneficial as the Fund holdings significantly outperformed the blended benchmark.

Infrastructure common equity also aided the Fund’s relative performance because of security selection and an overweight to the more defensive asset class early in the reporting period. The largest contributor was the Fund’s significant overweight to pipeline common equity within the segment. Pipeline companies continued to perform well on the back of the global economic recovery. These companies have also benefited from better capital discipline and margin improvement. Additionally, the pipeline group has seen more investor interest because of higher inflation, given the more cyclical nature of these businesses, along with higher correlation to rising commodity prices, especially crude oil and natural gas. The Fund’s overweight to Williams Companies Inc. and an out-of-index position in Enbridge Inc. provided most of the relative performance benefit. The Fund continued to maintain both positions at the end of the reporting period.

Partially offsetting the outperformance was an underweight to transportation stocks, particularly airports, that detracted from relative performance. The airport segment represents a material weight in the infrastructure index, while the Fund typically contains limited or no exposure because of the companies’ lower dividend yields. This structural underweight detracted because airports provided some of the best total returns over the reporting period. Warmer winter weather, which dampened energy prices, led to a more optimistic market in Europe where many airport companies are located.

The Fund continued using interest rate futures to partially hedge the portfolio against movements in interest rates. The interest rate futures contributed to relative performance during the reporting period.

Nuveen Real Estate Securities Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The Fund seeks to provide above average current income and long-term capital appreciation by investing in income-producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the portfolio management team diversifies across geographies and sectors of listed U.S. commercial real estate.

The traditionally defensive public commercial real estate group fell nearly 25% in 2022, weighed down by investor concerns surrounding inflation, higher interest rates and the potential for a recession, underperforming other defensive sectors and broader markets during the year’s sharp equity market decline. As a result, the Fund’s portfolio management team continued to emphasize higher quality, higher market cap companies and assets within the REIT sector throughout the reporting period. Because of rapidly rising interest rates, the Fund was shifted toward companies with lower overall leverage and less debt maturing in the short term because of the increased cost of financing. The portfolio management team lowered weights in some shorter-lease-duration sub-property types, while adding to more defensive groups with longer-term lease structures such as the net lease category. The portfolio management team continued to seek out companies with higher potential earnings growth rates relative to peers and those that still have the potential to raise dividends in 2023.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund’s Class A Shares at NAV performed in line with the Real Estate Securities Blended Benchmark, which consists of: 1) 50% MSCI US REIT Index and 2) 50% MSCI USA IMI REITs Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Real Estate Securities Blended Benchmark.

Security selection contributed to relative performance, led by the Fund’s exposures in gaming. The Fund’s gaming holdings collectively posted double-digit gains for the year in the midst of the sharp real estate market decline. Overweight positions in Gaming and Leisure Properties, Inc. and VICI Properties Inc. contributed the most to relative performance. These companies benefited from the strong credit dynamics of their tenants, their longer-term lease structures, and an ongoing recovery in U.S. consumer behavior following the COVID-19 pandemic. Both holdings remained in the portfolio at the end of the reporting period. Security selection also aided results in the self-storage sector, driven by the Fund’s underweight position in Extra Space Storage. The company underperformed following downward revisions to its full-year earnings guidance while its peers raised guidance. Additionally, Extra Space utilized more floating-rate debt to finance its operations, which has been a headwind given rising interest rates. The Fund continued to maintain a significant underweight at the end of the reporting period.

Portfolio Managers’ Comments (continued)

Offsetting the contributors over the reporting period were the Fund’s underweight allocations to the mall REITs and retailed focused net lease property types, which detracted on a relative basis. The mall underweight was the result of the portfolio management team’s preference for open-air retail and community center retail versus traditional malls. The net lease underweight was based on the segment’s sensitivity to rising interest rates, given the longer-duration nature of their lease structures. However, retail generally held up much better than expected based on U.S. consumers’ resilience despite market volatility, rising interest rates and increasing risks of recession. The Fund’s underweights to Simon Property Group Inc. in the mall segment and Realty Income Corporation in net lease accounted for the majority of relative underperformance. The Fund continued to maintain these underweight positions at the end of the reporting period.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments. These and other risk considerations are described in detail in the Fund’s prospectus.

Nuveen Global Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The real estate industry is greatly affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as active management, derivatives, preferred security, and, small and mid-cap risks, are described in detail in the Fund’s prospectus.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. These and other risk considerations are described in detail in the Fund’s prospectus.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks. These and other risk considerations are described in detail in the Fund’s prospectus.

Risk Considerations and Dividend Information (continued)

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared daily and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by Nuveen Global Real Estate Securities Fund and Nuveen Real Asset Income Fund throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below. Nuveen Real Estate Securities Fund did not have any such distribution re-characterizations.

Nuveen Global Real Estate Securities Fund – Data as of December 31, 2022(1)

Calendar Year 2022
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NGJAX	50.7%	34.0%	15.3%	$0.9280	$0.4709	$0.3151	$0.1420
Class C	NGJCX	41.2%	40.5%	18.3%	$0.7773	$0.3202	$0.3151	$0.1420
Class R6	NGJFX	54.2%	31.6%	14.2%	$0.9977	$0.5406	$0.3151	$0.1420
Class I	NGJIX	53.3%	32.2%	14.5%	$0.9778	$0.5207	$0.3151	$0.1420

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

Nuveen Real Asset Income Fund – Data as of December 31, 2022

Calendar Year 2022
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	87.0%	0.0%	13.0%	$1.0475	$0.9108	$0.0000	$0.1367
Class C	NRICX	84.4%	0.0%	15.6%	$0.8785	$0.7418	$0.0000	$0.1367
Class R6	NRIFX	87.8%	0.0%	12.2%	$1.1205	$0.9838	$0.0000	$0.1367
Class I	NRIIX	87.6%	0.0%	12.4%	$1.1040	$0.9673	$0.0000	$0.1367

The amount and sources of distributions reported in this notice are for financial reporting purpose and are not being provided for tax reporting purposes.The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calender year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

Fund Performance, Expense Ratios and Holdings Summaries

The Fund Performance, Expense Ratios and Holdings Summaries for each Fund are shown within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Fund Performance and Expense Ratios*

	Inception Date	Total Returns as of December 31, 2022**
		Average Annual			Expense Ratios***
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/17/07	(6.28)%	4.43%	6.88%	1.32%	1.21%
Class A Shares at maximum Offering Price	12/17/07	(11.64)%	3.19%	6.25%	—	—
S&P Global Infrastructure Index (Net)	—	(0.99)%	2.99%	5.61%	—	—
Lipper Global Infrastructure Funds Classification Average	—	(8.35)%	4.36%	6.45%	—	—

Class C Shares at NAV	11/03/08	(7.04)%	3.62%	6.24%	2.07%	1.96%
Class C Shares at maximum Offering Price	11/03/08	(7.04)%	3.62%	6.24%	—	—
Class I Shares	12/17/07	(6.15)%	4.68%	7.14%	1.07%	0.96%

	Inception Date	Total Returns as of December 31, 2022**
		Average Annual			Expense Ratios***
		1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(6.06)%	4.77%	5.74%	0.99%	0.88%

*	For purposes of Fund performance, relative results are measured against the S&P Global Infrastructure Index (Net).

**

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

***

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2024 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2024 only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2022 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Holdings Summaries (continued)

December 31, 2022

Nuveen Global Infrastructure Fund

Holdings Summaries as of December 31, 2022

Fund Allocation

(% of net assets)

Common Stocks	91.0%

Real Estate Investment Trust Common Stocks	5.9%

Investment Companies	0.3%

Investments Purchased with Collateral from Securities Lending	0.8%

Repurchase Agreements	2.4%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	5.6%

NextEra Energy Inc	4.2%

Enbridge Inc	3.5%

Williams Cos Inc/The	3.0%

Vinci SA	2.8%

Portfolio Composition1

(% of net assets)

Transportation Infrastructure	21.2%

Electric Utilities	18.9%

Oil, Gas & Consumable Fuels	16.9%

Multi-Utilities	9.5%

Specialized	5.7%

Construction & Engineering	5.7%

Commercial Services & Supplies	5.4%

Other	13.6%

Investment Companies	0.3%

Investments Purchased with Collateral from Securities Lending	0.8%

Repurchase Agreements	2.4%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Country Allocation2

(% of net assets)

United States	48.4%

Canada	8.8%

Australia	8.6%

Spain	7.8%

France	5.9%

Japan	3.4%

New Zealand	3.1%

Italy	3.0%

Mexico	2.7%

United Kingdom	1.8%

Other	6.9%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

2	Includes 4.4% (as a percentage of net assets) in emerging market countries.

Nuveen Global Real Estate Securities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Fund Performance and Expense Ratios*

	Inception Date	Total Returns as of December 31, 2022**
		Average Annual		Expense Ratios***
		1-Year	Since Inception	Gross	Net
Class A Shares at NAV	3/20/18	(25.09)%	3.78%	1.89%	1.29%
Class A Shares at maximum Offering Price	3/20/18	(29.40)%	2.50%	—	—
FTSE EPRA/Nareit Developed Index (Net)	—	(25.09)%	0.78%	—	—
Lipper Global Real Estate Funds Classification Average	—	(25.50)%	1.89%	—	—

Class C Shares at NAV	3/20/18	(25.66)%	2.99%	2.64%	2.04%
Class C Shares at maximum Offering Price	3/20/18	(25.66)%	2.99%	—	—
Class R6 Shares	3/20/18	(24.84)%	4.11%	1.54%	0.94%
Class I Shares	3/20/18	(24.90)%	4.03%	1.64%	1.04%

*	For purposes of Fund performance, relative results are measured against the FTSE EPRA/Nareit Developed Index (Net).

**

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

***

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2024 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2024 only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2022 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Holdings Summaries (continued)

December 31, 2022

Nuveen Global Real Estate Securities Fund

Holdings Summaries as of December 31, 2022

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	82.7%

Common Stocks	14.9%

Investments Purchased with Collateral from Securities Lending	0.1%

Repurchase Agreements	2.2%

Other Assets Less Liabilities	0.1%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Prologis Inc	6.2%

Public Storage	4.0%

Equinix Inc	3.1%

American Tower Corp	2.5%

Digital Realty Trust Inc	2.3%

Portfolio Composition1

(% of net assets)

Specialized	20.6%

Industrial	15.5%

Retail	13.9%

Residential	13.9%

Real Estate Management & Development	11.8%

Health Care	6.1%

Office	5.4%

Diversified	5.4%

Other	5.0%

Investments Purchased with Collateral from Securities Lending	0.1%

Repurchase Agreements	2.2%

Other Assets Less Liabilities	0.1%

Net Assets	100%

Country Allocation2

(% of net assets)

United States	63.0%

Japan	10.0%

Hong Kong	5.0%

Canada	4.3%

United Kingdom	3.8%

Australia	3.2%

Singapore	2.2%

Spain	1.9%

Belgium	1.3%

Germany	1.2%

Other	4.0%

Other Assets Less Liabilities	0.1%

Net Assets	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

2	Includes 0.6% (as a percentage of net assets) in emerging market countries.

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Fund Performance and Expense Ratios*

	Inception Date	Total Returns as of December 31, 2022**			Expense Ratios
		Average Annual
		1-Year	5-Year	10-Year
Class A Shares at NAV	9/13/11	(12.00)%	1.62%	4.67%	1.14%
Class A Shares at maximum Offering Price	9/13/11	(17.06)%	0.42%	4.05%	—
Bloomberg U.S. Corporate High Yield Bond Index	—	(11.19)%	2.31%	4.03%	—
Real Asset Income Blended Benchmark	—	(14.24)%	1.51%	4.14%	—
Lipper Real Return Funds Classification Average	—	(5.16)%	3.93%	2.32%	—

Class C Shares at NAV	9/13/11	(12.64)%	0.86%	4.05%	1.89%

Class C Shares at maximum Offering Price	9/13/11	(12.64)%	0.86%	4.05%	—
Class I Shares	9/13/11	(11.77)%	1.87%	4.93%	0.89%

		Total Returns as of December 31, 2022**			Expense Ratios
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception
Class R6 Shares	6/30/16	(11.72)%	1.96%	3.28%	0.80%

*

For purposes of Fund performance, relative results are measured against the Real Asset Income Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 25% FTSE EPRA/Nareit (Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index and 5) 13% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index. Refer to the Glossary of Terms Used in This Report for details on the Fund’s Blended Benchmark composition through March 31, 2021.

**

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of December 31, 2022 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Holdings Summaries (continued)

December 31, 2022

Nuveen Real Asset Income Fund

Holdings Summaries as of December 31, 2022

Fund Allocation

(% of net assets)

Corporate Bonds	23.7%

Common Stocks	23.1%

Real Estate Investment Trust Common Stocks	21.6%

$25 Par (or similar) Retail Preferred	12.8%

$1,000 Par (or similar) Institutional Preferred	9.7%

Convertible Preferred Securities	3.5%

Investment Companies	0.3%

Asset-Backed and Mortgage-Backed Securities	0.3%

Variable Rate Senior Loan Interests	0.2%

Investments Purchased with Collateral from Securities Lending	0.2%

Repurchase Agreements	4.1%

Other Assets Less Liabilities	0.5%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Williams Cos Inc/The	1.8%

Enbridge Inc	1.5%

Pembina Pipeline Corp	1.0%

VICI Properties Inc	1.0%

National Grid PLC	0.9%

Portfolio Composition1

(% of net assets)

Oil, Gas & Consumable Fuels	16.1%

Electric Utilities	15.5%

Equity Real Estate Investment Trusts	12.4%

Multi-Utilities	6.9%

Retail	5.9%

Specialized	3.6%

Diversified	3.5%

Independent Power And Renewable Electricity Producers	3.5%

Industrial	3.3%

Real Estate Management & Development	3.0%

Gas Utilities	3.0%

Other	17.9%

Investment Companies	0.3%

Asset-Backed And Mortgage-Backed Securities	0.3%

Investments Purchased with Collateral from Securities Lending	0.2%

Repurchase Agreements	4.1%

Other Assets Less Liabilities	0.5%

Net Assets	100%

Country Allocation2

(% of net assets)

United States	61.0%

Canada	12.3%

Australia	4.2%

United Kingdom	3.5%

Hong Kong	2.9%

Singapore	2.8%

Italy	1.6%

Spain	1.5%

Mexico	1.1%

Japan	0.9%

Other	7.7%

Other Assets Less Liabilities	0.5%

Net Assets	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

2	Includes 5.7% (as a percentage of net assets) in emerging market countries.

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Fund Performance and Expense Ratios*

	Inception Date	Total Returns as of December 31, 2022**
		Average Annual			Expense Ratios***
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/29/95	(24.87)%	3.19%	6.02%	1.28%	1.22%
Class A Shares at maximum Offering Price	9/29/95	(29.18)%	1.98%	5.40%	—	—
MSCI US REIT Index	—	(24.51)%	3.69%	6.48%	—	—
Real Estate Securities Blended Benchmark	—	(24.75)%	3.61%	6.43%	—	—
Lipper Real Estate Funds Classification Average	—	(25.83)%	3.18%	5.83%	—	—

Class C Shares at NAV	2/01/00	(25.45)%	2.41%	5.39%	2.03%	1.97%
Class C Shares at maximum Offering Price	2/01/00	(25.45)%	2.41%	5.39%	—	—
Class I Shares	6/30/95	(24.70)%	3.46%	6.29%	1.03%	0.97%

		Total Returns as of December 31, 2022**
		Average Annual			Expense Ratios***
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	4/30/13	(24.59)%	3.61%	5.26%	0.89%	0.83%

*

For purposes of Fund performance, relative results are measured against the Real Estate Securities Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% MSCI US REIT Index and 2) 50% MSCI USA IMI REITs Index. The Fund’s performance was measured against the MSCI US REIT Index through September 30, 2021. Refer to the Glossary of Terms Used in This Report for further details.

**

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

***

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2024 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.97% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2024 only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2022 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Holdings Summaries (continued)

December 31, 2022

Nuveen Real Estate Securities Fund

Holdings Summaries as of December 31, 2022

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	95.6%

Common Stocks	0.6%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	1.2%

Net Assets	100%

Portfolio Composition1

(% of net assets)

Specialized	32.0%

Industrial	16.2%

Residential	16.2%

Retail	13.8%

Health Care	8.8%

Office	5.1%

Other	4.1%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	1.2%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Prologis Inc	9.9%

Public Storage	6.4%

Equinix Inc	5.0%

American Tower Corp	3.9%

Digital Realty Trust Inc	3.7%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2022.

The beginning of the period is July 1, 2022.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$985.27	$981.69	$986.75	$986.77
Expenses Incurred During the Period	$6.10	$9.84	$4.46	$4.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,020.72	$1,020.32
Expenses Incurred During the Period	$6.21	$10.01	$4.53	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 0.89% and 0.97% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Global Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$941.26	$937.44	$942.56	$942.48
Expenses Incurred During the Period	$6.36	$10.01	$4.70	$5.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.87	$1,020.37	$1,019.86
Expenses Incurred During the Period	$6.61	$10.41	$4.89	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 0.96% and 1.06% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$977.43	$973.66	$979.13	$978.68
Expenses Incurred During the Period	$5.78	$9.50	$4.04	$4.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,021.12	$1,020.62
Expenses Incurred During the Period	$5.90	$9.70	$4.13	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 0.81% and 0.91% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$935.74	$931.78	$937.59	$936.92
Expenses Incurred During the Period	$5.95	$9.59	$4.10	$4.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,020.97	$1,020.32
Expenses Incurred During the Period	$6.21	$10.01	$4.28	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 0.84% and 0.97% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Board of Trustees of Nuveen Investment Trust V and Shareholders of Nuveen Global Infrastructure Fund, Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund (three of the funds constituting Nuveen Investment Funds, Inc.) and Nuveen Global Real Estate Securities Fund (one of the funds constituting Nuveen Investment Trust V) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2023

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Global Infrastructure Fund

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.2%

	COMMON STOCKS – 91.0%

	Commercial Services & Supplies – 5.4%

689,516	Cleanaway Waste Management Ltd	$1,228,602

88,223	Republic Services Inc	11,379,885

67,896	Waste Connections Inc	9,000,294

36,971	Waste Management Inc	5,800,010
	Total Commercial Services & Supplies	27,408,791

	Construction & Engineering – 5.7%

41,725	Eiffage SA	4,104,239

389,913	Ferrovial SA	10,208,981

144,516	Vinci SA	14,406,348
	Total Construction & Engineering	28,719,568

	Diversified Telecommunication Services – 2.5%

266,410	Cellnex Telecom SA, 144A	8,837,143

92,742	IHS Holding Ltd (2)	570,363

287,494	Infrastrutture Wireless Italiane SpA, 144A	2,900,298

641,572	NetLink NBN Trust	397,625
	Total Diversified Telecommunication Services	12,705,429

	Electric Utilities – 18.9%

108,753	Alliant Energy Corp	6,004,253

1,601	American Electric Power Co Inc	152,015

520,097	CK Infrastructure Holdings Ltd	2,713,885

61,179	CLP Holdings Ltd	445,724

22,469	Contact Energy Ltd	109,957

57,257	Duke Energy Corp	5,896,899

870,987	EDP – Energias de Portugal SA	4,341,700

5,283	Elia Group SA/NV	751,045

13,220	Emera Inc	505,270

618,010	Enel SpA	3,323,745

8,986	Entergy Corp	1,010,925

100,561	Eversource Energy	8,431,034

86,194	Hydro One Ltd, 144A	2,308,904

597,558	Iberdrola SA	6,975,586

252,465	NextEra Energy Inc	21,106,074

25,625	Orsted AS, 144A	2,316,645

126,090	PG&E Corp (2)	2,050,223

394,397	Power Grid Corp of India Ltd	1,016,836

13,201	PPL Corp	385,733

Shares	Description (1)	Value

	Electric Utilities (continued)

106,617	Southern Co/The	$7,613,520

35,490	SSE PLC	729,921

710,888	Terna – Rete Elettrica Nazionale	5,250,045

175,112	Xcel Energy Inc	12,277,102
	Total Electric Utilities	95,717,041

	Gas Utilities – 1.3%

16,314	AltaGas Ltd	281,700

446,604	APA Group	3,264,409

30,546	Enagas SA	507,934

492,188	Snam SpA	2,386,539
	Total Gas Utilities	6,440,582

	Independent Power And Renewable Electricity Producers – 3.8%

74,830	Brookfield Renewable Corp, Class A	2,060,818

106,896	Clearway Energy Inc, Class C	3,406,775

20,702	EDP Renovaveis SA	456,180

707,256	Meridian Energy Ltd	2,352,466

56,233	NextEra Energy Partners LP (3)	3,941,371

161,546	RWE AG	7,141,575
	Total Independent Power And Renewable Electricity Producers	19,359,185

	IT Services – 0.4%

336,690	NEXTDC Ltd (2)	2,077,581

	Machinery – 0.0%

2,683	Evoqua Water Technologies Corp (2)	106,247

	Multi-Utilities – 9.5%

40,403	Brookfield Infrastructure Corp, Class A	1,571,677

159,038	CenterPoint Energy Inc	4,769,550

76,190	CMS Energy Corp	4,825,113

102,415	Dominion Energy Inc	6,280,088

88,840	DTE Energy Co	10,441,365

310	National Grid PLC, Sponsored ADR	18,699

1,447,837	Sembcorp Industries Ltd	3,655,483

57,360	Sempra Energy	8,864,414

44,507	Veolia Environnement SA	1,143,581

70,084	WEC Energy Group Inc	6,571,076
	Total Multi-Utilities	48,141,046

	Oil, Gas & Consumable Fuels – 16.9%

89,098	Cheniere Energy Inc	13,361,136

82,516	DT Midstream Inc	4,559,834

455,774	Enbridge Inc	17,820,763

39,487	Energy Transfer LP	468,711

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

130,344	Enterprise Products Partners LP	$3,143,897

31,383	Gibson Energy Inc	547,928

10,995	Keyera Corp	240,282

243,872	Kinder Morgan Inc	4,409,206

47,020	ONEOK Inc	3,089,214

192,092	Pembina Pipeline Corp	6,520,346

105,862	Targa Resources Corp	7,780,857

206,905	TC Energy Corp	8,248,694

455,782	Williams Cos Inc/The	14,995,228
	Total Oil, Gas & Consumable Fuels	85,186,096

	Road & Rail – 4.0%

32,019	Canadian National Railway Co	3,806,419

33,147	Canadian Pacific Railway Ltd	2,472,435

19,201	Central Japan Railway Co	2,357,490

49,983	CSX Corp	1,548,473

107,759	East Japan Railway Co	6,137,729

19,305	Union Pacific Corp	3,997,487
	Total Road & Rail	20,320,033

	Transportation Infrastructure – 21.2%

100,717	Aena SME SA, 144A (2)	12,625,712

12,378	Aeroports de Paris (2)	1,658,299

1,534,301	Atlas Arteria Ltd	6,909,679

2,319,685	Auckland International Airport Ltd (2)	11,504,688

899,689	China Merchants Port Holdings Co Ltd	1,313,535

270,460	Enav SpA, 144A	1,147,269

41,711	Flughafen Zurich AG (2)	6,454,369

33,311	Fraport AG Frankfurt Airport Services Worldwide (2)	1,349,014

546,898	Getlink SE	8,757,559

71,590	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	4,427,126

45,718	Grupo Aeroportuario del Pacifico SAB de CV, ADR	6,574,706

10,475	Grupo Aeroportuario del Sureste SAB de CV, ADR	2,440,570

326,595	International Container Terminal Services Inc	1,172,146

98,813	Japan Airport Terminal Co Ltd (2)	4,873,183

191,673	Kamigumi Co Ltd	3,902,082

459,570	Port of Tauranga Ltd	1,828,560

913,711	Qube Holdings Ltd	1,742,932

3,232,395	Transurban Group	28,438,131
	Total Transportation Infrastructure	107,119,560

Shares	Description (1)		Value

	Water Utilities – 1.4%

40,830	Pennon Group PLC		$438,987

202,778	Severn Trent PLC		6,478,376
	Total Water Utilities		6,917,363
	Total Common Stocks (cost $385,607,530)		460,218,522

Shares	Description (1)		Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 5.9%

	Health Care – 0.2%

429,503	Parkway Life Real Estate Investment Trust		$1,206,551

	Specialized – 5.7%

53,890	American Tower Corp		11,417,135

32,073	Crown Castle Inc		4,350,382

30,067	Digital Realty Trust Inc		3,014,818

1,041	Equinix Inc		681,886

33,351	SBA Communications Corp		9,348,619
	Total Specialized		28,812,840
	Total Real Estate Investment Trust Common Stocks (cost $28,685,792)		30,019,391

Shares	Description (1)		Value

	INVESTMENT COMPANIES – 0.3%

346,173	3i Infrastructure PLC		$1,397,548
	Total Investment Companies (cost $1,366,919)		1,397,548
	Total Long-Term Investments (cost $415,660,241)		491,635,461

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.8%

	MONEY MARKET FUNDS – 0.8%

3,995,160	State Street Navigator Securities Lending Government Money Market Portfolio (4)	4.340% (5)	$3,995,160
	Total Investments Purchased with Collateral from Securities Lending (cost $3,995,160)		3,995,160

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    December 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4%

	REPURCHASE AGREEMENTS – 2.4%

$12,262	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $12,263,508, collateralized by $10,971,100, U.S. Government Treasury Bond, 4.250%, due 11/15/40, value $11,301,944; $1,834,000, U.S. Treasury Bond, 1.375%, due 11/15/40, value $1,205,122	1.280%	1/03/23	$12,261,764
	Total Short-Term Investments (cost $12,261,764)			12,261,764
	Total Investments (cost $431,917,165) – 100.4%			507,892,385
	Other Assets Less Liabilities – (0.4)%			(1,871,411)
	Net Assets – 100%			$506,020,974

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,867,917.

(4)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(5)	The rate shown is the one-day yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Global Real Estate Securities Fund

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 82.7%

	Diversified – 5.4%

20,886	Abacus Property Group	$37,176

41	Activia Properties Inc	128,530

1,473	Armada Hoffler Properties Inc	16,939

16,107	Broadstone Net Lease Inc	261,094

6,218	Charter Hall Group	50,440

26,774	Charter Hall Long Wale REIT	80,271

2,701	Elme Communities	48,078

2,300	Gecina SA	234,324

8,432	Goodman Property Trust	10,817

8,076	H&R Real Estate Investment Trust	72,231

130,552	Home Reit PLC	60,055

141	Hulic Reit Inc	175,615

9,633	Land Securities Group PLC	71,970

64,316	LXI REIT Plc	87,890

24,164	Merlin Properties Socimi SA	226,632

49,245	Mirvac Group	71,244

97	Nomura Real Estate Master Fund Inc	120,173

379	Star Asia Investment Corp	159,369

90,209	Stockland	222,172
	Total Diversified	2,135,020

	Health Care – 6.1%

243,575	Assura PLC	160,633

1,223	CareTrust REIT Inc	22,723

137	Community Healthcare Trust Inc	4,905

17,001	Healthcare Realty Trust Inc, Class A	327,609

12,611	Healthpeak Properties Inc	316,158

1,307	Omega Healthcare Investors Inc	36,531

21,138	Parkway Life Real Estate Investment Trust	59,380

7,847	Sabra Health Care REIT Inc	97,538

10,996	Ventas Inc	495,370

13,746	Welltower Inc	901,050
	Total Health Care	2,421,897

	Hotel & Resort – 1.9%

1,056	Apple Hospitality REIT Inc	16,664

40	Hoshino Resorts REIT Inc	215,439

6,245	Park Hotels & Resorts Inc	73,629

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	Hotel & Resort (continued)

1,815	Pebblebrook Hotel Trust	$24,303

13,919	RLJ Lodging Trust	147,402

1,426	Ryman Hospitality Properties Inc	116,618

12,496	Xenia Hotels & Resorts Inc	164,697
	Total Hotel & Resort	758,752

	Industrial – 15.5%

10,798	Americold Realty Trust Inc	305,691

24,053	Centuria Industrial REIT	50,824

2,130	EastGroup Properties Inc	315,368

2,597	First Industrial Realty Trust Inc	125,331

95,441	Frasers Logistics & Commercial Trust	82,636

77	GLP J-Reit	88,679

35	LaSalle Logiport REIT	42,677

2,940	LXP Industrial Trust	29,459

75,633	Mapletree Industrial Trust	125,330

103,634	Mapletree Logistics Trust	123,232

27	Mitsubishi Estate Logistics REIT Investment Corp	86,572

41	Mitsui Fudosan Logistics Park Inc	149,875

3,234	Montea NV	231,745

56,343	Nexus Industrial REIT	401,142

21,745	Prologis Inc	2,451,314

71,101	Property for Industry Ltd	103,811

7,857	Rexford Industrial Realty Inc	429,307

6,552	Terreno Realty Corp	372,612

129,171	TF Administradora Industrial S de RL de CV	185,671

122,015	Tritax Big Box REIT PLC	204,488

124,423	Urban Logistics REIT PLC	202,591
	Total Industrial	6,108,355

	Office – 5.4%

4,240	Alexandria Real Estate Equities Inc	617,641

4,062	Allied Properties Real Estate Investment Trust	76,800

1,792	Boston Properties Inc	121,103

6,475	Corporate Office Properties Trust	167,962

46	Daiwa Office Investment Corp	223,442

17,178	Douglas Emmett Inc	269,351

78	Kenedix Office Investment Corp	189,436

4,323	NSI NV	107,591

186	Orix JREIT Inc	263,869

10,744	Piedmont Office Realty Trust Inc, Class A	98,522
	Total Office	2,135,717

Shares	Description (1)	Value

	Residential – 13.9%

11,293	American Homes 4 Rent, Class A	$340,371

5,125	Apartment Income REIT Corp	175,839

3,228	AvalonBay Communities Inc	521,387

4,011	Camden Property Trust	448,751

26	Comforia Residential REIT Inc	58,575

126	Daiwa Securities Living Investments Corp	110,244

7,432	Dream Residential Real Estate Investment Trust	50,538

4,506	Equity LifeStyle Properties Inc	291,088

6,650	Equity Residential	392,350

2,490	Essex Property Trust Inc	527,681

33,348	Ingenia Communities Group	100,912

19,801	InterRent Real Estate Investment Trust	187,188

3,521	Invitation Homes Inc	104,362

91	Kenedix Residential Next Investment Corp	142,038

17,512	Killam Apartment Real Estate Investment Trust	209,653

3,235	Mid-America Apartment Communities Inc	507,863

9,385	Minto Apartment Real Estate Investment Trust	97,385

29	Nippon Accommodations Fund Inc	133,047

1,998	Sun Communities Inc	285,714

10,984	UDR Inc	425,410

24,667	UNITE Group PLC/The	270,614

3,498	Xior Student Housing NV	108,672
	Total Residential	5,489,682

	Retail – 13.9%

10,647	Acadia Realty Trust	152,784

7,536	Agree Realty Corp	534,528

2,972	Brixmor Property Group Inc	67,375

186,119	CapitaLand Integrated Commercial Trust	283,871

10,232	CT Real Estate Investment Trust	117,812

670	Federal Realty Investment Trust	67,697

39,362	Fortune Real Estate Investment Trust	31,921

36,187	Frasers Centrepoint Trust	56,763

75	Kenedix Retail REIT Corp	145,049

39,170	Kimco Realty Corp	829,621

78,590	Link REIT	575,069

961	Mapletree Pan Asia Commercial Trust	1,198

2,091	National Retail Properties Inc	95,684

4,176	NETSTREIT Corp	76,546

10,913	Realty Income Corp	692,212

4,519	Regency Centers Corp	282,437

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	Retail (continued)

18,565	RioCan Real Estate Investment Trust	$289,718

128,622	Scentre Group	250,370

2,701	Simon Property Group Inc	317,313

21,879	SITE Centers Corp	298,867

120,651	Waypoint REIT Ltd	225,347

8,132	Wereldhave NV	108,881
	Total Retail	5,501,063

	Specialized – 20.6%

4,570	American Tower Corp	968,200

2,490	Crown Castle Inc	337,744

7,215	CubeSmart	290,404

9,234	Digital Realty Trust Inc	925,893

1,899	Equinix Inc	1,243,902

318	Extra Space Storage Inc	46,803

10,078	Four Corners Property Trust Inc	261,323

8,248	Gaming and Leisure Properties Inc	429,638

3,732	Life Storage Inc	367,602

511	National Storage REIT	805

5,630	Public Storage	1,577,470

16,367	Safestore Holdings PLC	186,639

2,240	SBA Communications Corp	627,894

26,482	VICI Properties Inc	858,017
	Total Specialized	8,122,334
	Total Real Estate Investment Trust Common Stocks (cost $31,711,723)	32,672,820

Shares	Description (1)	Value

	COMMON STOCKS – 14.9%

	Diversified Telecommunication Services – 1.8%

15,423	Cellnex Telecom SA, 144A	$511,599

6,194	IHS Holding Ltd (2), (3)	38,093

7,127	Infrastrutture Wireless Italiane SpA, 144A	71,899

6,706	Radius Global Infrastructure Inc, Class A (3)	79,265
	Total Diversified Telecommunication Services	700,856

	Health Care Providers & Services – 0.1%

6,510	Sienna Senior Living Inc	52,407

	Hotels, Restaurants & Leisure – 0.4%

24,246	Playa Hotels & Resorts NV (3)	158,327

	Household Durables – 0.3%

115,620	Cairn Homes PLC	107,569

Shares	Description (1)		Value

	IT Services – 0.5%

29,127	NEXTDC Ltd (3)		$179,731

	Real Estate Management & Development – 11.8%

49,499	Capitaland India Trust		41,752

37,956	Capitaland Investment Ltd/Singapore		104,899

5,228	Catena AB		195,279

9,095	Cibus Nordic Real Estate AB (3)		125,097

68,956	CK Asset Holdings Ltd		422,919

6,907	CRE Inc/Japan		58,524

8,155	CTP NV		96,522

8,694	Dios Fastigheter AB		62,891

77,914	Grainger PLC		237,369

63,353	Hongkong Land Holdings Ltd		291,475

3,295	LEG Immobilien SE		214,896

39,253	Mitsubishi Estate Co Ltd		508,467

45,838	Mitsui Fudosan Co Ltd		837,780

2,427	Sino Land Co Ltd		3,027

4,959	Sumitomo Realty & Development Co Ltd		116,873

48,786	Sun Hung Kai Properties Ltd		666,386

117	Swire Properties Ltd		297

27,651	TAG Immobilien AG		179,460

20,129	Tricon Residential Inc		155,195

1,959	VGP NV		163,915

4,054	Vonovia SE		95,498

12,631	Wihlborgs Fastigheter AB		95,385
	Total Real Estate Management & Development		4,673,906
	Total Common Stocks (cost $6,384,850)		5,872,796
	Total Long-Term Investments (cost $38,096,573)		38,545,616

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	MONEY MARKET FUNDS – 0.1%

20,072	State Street Navigator Securities Lending Government Money Market Portfolio (4)	4.340% (5)	$20,072
	Total Investments Purchased with Collateral from Securities Lending (cost $20,072)		20,072

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.2%

	REPURCHASE AGREEMENTS – 2.2%

$878	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $877,975, collateralized by $869,200, U.S. Government Treasury Bond, 4.250%, due 11/15/40, value $895,412	1.280%	1/03/23	$877,850
	Total Short-Term Investments (cost $877,850)			877,850
	Total Investments (cost $38,994,495) – 99.9%			39,443,538
	Other Assets Less Liabilities – 0.1%			52,523
	Net Assets – 100%			$39,496,061

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $19,680.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(5)	The rate shown is the one-day yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Real Asset Income Fund

Portfolio of Investments    December 31, 2022

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		LONG-TERM INVESTMENTS – 95.2%

		CORPORATE BONDS – 23.7%

		Air Freight & Logistics – 0.2%

$2,300		Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$2,087,503

		Building Products – 0.3%

3,730		Advanced Drainage Systems Inc, 144A	6.375%	6/15/30	Ba2	3,624,292

		Capital Markets – 0.2%

2,700		Hunt Cos Inc, 144A	5.250%	4/15/29	BB–	2,269,384

		Commercial Services & Supplies – 0.8%

1,500		Clean Harbors Inc, 144A	5.125%	7/15/29	BB	1,391,178

2,660		Clean Harbors Inc, 144A	4.875%	7/15/27	BB	2,520,350

1,570		Covanta Holding Corp, 144A	4.875%	12/01/29	B	1,286,254

4,240		Waste Connections Inc	4.200%	1/15/33	BBB+	3,937,874
		Total Commercial Services & Supplies				9,135,656

		Communications Equipment – 0.0%

650		Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B+	464,750

		Construction & Engineering – 0.3%

1,800		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	1,769,832

1,500		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B+	1,315,020
		Total Construction & Engineering				3,084,852

		Diversified Financial Services – 0.5%

947		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	908,019

725		Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B	667,348

550		Indian Railway Finance Corp Ltd, 144A	3.570%	1/21/32	BBB–	470,547

1,815		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	1,412,988

15,306	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	2,500,452
		Total Diversified Financial Services				5,959,354

		Diversified Telecommunication Services – 0.7%

2,700		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B1	2,225,188

3,280		Cellnex Finance Co SA, 144A	3.875%	7/07/41	BBB–	2,243,520

2,750		Frontier Communications Holdings LLC, 144A (4)	6.000%	1/15/30	BB–	2,160,325

1,030		Iliad Holding SASU, 144A	7.000%	10/15/28	BB–	930,904

865		Iliad Holding SASU, 144A	6.500%	10/15/26	BB–	802,247
		Total Diversified Telecommunication Services				8,362,184

		Electric Utilities – 4.2%

1,807		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	BBB–	1,679,933

1,925		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy, 144A	6.250%	12/10/24	BB+	1,871,100

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Electric Utilities (continued)

$338		Adani Transmission Step-One Ltd, 144A	4.250%	5/21/36	Baa3	$256,734

650		AES Panama Generation Holdings SRL, 144A	4.375%	5/31/30	Baa3	564,655

3,250		American Electric Power Co Inc	5.950%	11/01/32	BBB+	3,393,383

5,500		CenterPoint Energy Houston Electric LLC	4.450%	10/01/32	A	5,302,172

1,500		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	1,398,433

1,825		Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	1,515,204

800		Consorcio Transmantaro SA, 144A	5.200%	4/11/38	BBB	721,000

1,400	EUR	EDP – Energias de Portugal SA , Reg S	4.496%	4/30/79	BB+	1,471,537

3,775		EDP Finance BV, 144A	6.300%	10/11/27	BBB	3,877,139

625		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	549,219

1,200		Empresa de Transmision Electrica SA, 144A	5.125%	5/02/49	Baa2	968,339

5,700,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	876,428

1,250		Exelon Corp	4.050%	4/15/30	BBB	1,160,497

7,000		ITC Holdings Corp, 144A	4.950%	9/22/27	BBB+	6,903,225

1,500		Lamar Funding Ltd, 144A	3.958%	5/07/25	BB+	1,419,165

1,109		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	976,615

2,681	GBP	NGG Finance PLC , Reg S	5.625%	6/18/73	BBB–	3,058,716

1,500		NRG Energy Inc, 144A	3.625%	2/15/31	BB+	1,140,296

1,675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	1,134,089

905		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	811,454

1,000		ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A	4.500%	7/14/28	Ba3	839,687

3,250		Southern Co Gas Capital Corp	5.150%	9/15/32	BBB+	3,189,636

5,700		WEC Energy Group Inc	5.150%	10/01/27	BBB+	5,760,822
		Total Electric Utilities				50,839,478

		Energy Equipment & Services – 0.1%

1,000		Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	773,188

		Equity Real Estate Investment Trusts – 4.2%

3,005		Agree LP	4.800%	10/01/32	Baa1	2,780,016

4,360		AvalonBay Communities Inc	5.000%	2/15/33	A–	4,289,873

1,455		CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	1,229,514

3,250		Digital Realty Trust LP	5.550%	1/15/28	BBB	3,271,488

3,500		Goodman US Finance Five LLC, 144A	4.625%	5/04/32	BBB+	3,189,328

2,195		Iron Mountain Information Management Services Inc, 144A	5.000%	7/15/32	BB–	1,823,387

9,000		Kimco Realty Corp	4.600%	2/01/33	BBB+	8,230,642

11,000		Prologis LP	4.625%	1/15/33	A	10,648,738

2,000		Realty Income Corp	5.625%	10/13/32	A–	2,031,255

1,430		RLJ Lodging Trust LP, 144A	4.000%	9/15/29	BB–	1,159,252

1,370		RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB–	1,220,106

5,025		SBA Communications Corp	3.125%	2/01/29	BB	4,178,237

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Equity Real Estate Investment Trusts (continued)

$3,035		Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	$2,543,330

1,195		VICI Properties LP / VICI Note Co Inc, 144A	4.500%	1/15/28	BBB–	1,096,564

3,595		Welltower Inc	3.850%	6/15/32	BBB+	3,050,648

1,140		XHR LP, 144A	4.875%	6/01/29	B+	933,804
		Total Equity Real Estate Investment Trusts				51,676,182

		Gas Utilities – 0.8%

2,810	CAD	AltaGas Ltd	5.250%	1/11/82	BB+	1,687,328

3,065	CAD	AltaGas Ltd	7.350%	8/17/82	BB+	2,205,102

1,775		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B	1,614,623

1,975		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	1,624,280

2,550		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	2,339,625

700		Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB–	598,500
		Total Gas Utilities				10,069,458

		Health Care Providers & Services – 0.7%

2,170		Encompass Health Corp	4.625%	4/01/31	B+	1,865,151

830		Encompass Health Corp	4.750%	2/01/30	B+	728,858

2,300		Tenet Healthcare Corp, 144A	6.125%	6/15/30	BB–	2,191,440

3,925		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	3,514,131
		Total Health Care Providers & Services				8,299,580

		Hotels, Restaurants & Leisure – 0.5%

2,375		CDI Escrow Issuer Inc, 144A	5.750%	4/01/30	B+	2,129,019

2,250		Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	BB+	1,882,418

1,605		Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB–	1,380,300

1,065		Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B+	883,552
		Total Hotels, Restaurants & Leisure				6,275,289

		Independent Power And Renewable Electricity Producers – 1.5%

1,196		Alfa Desarrollo SpA2021 1, 144A	4.550%	9/27/51	BBB-	908,234

1,720		Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	1,524,753

651		Azure Power Energy Ltd, 144A	3.575%	8/19/26	BB+	501,540

1,350		Calpine Corp, 144A	3.750%	3/01/31	BB+	1,086,960

1,620	CAD	Capital Power Corp	7.950%	9/09/82	BB	1,177,072

3,570		Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	2,869,657

1,300		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB–	909,979

475		Israel Electric Corp Ltd, 144A , Reg S	3.750%	2/22/32	BBB+	415,479

1,500		Kallpa Generacion SA, 144A	4.125%	8/16/27	Baa3	1,374,437

585		NextEra Energy Operating Partners LP, 144A	4.500%	9/15/27	Ba1	536,602

3,315		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB–	2,884,045

1,311		UEP Penonome II SA2020 1, 144A	6.500%	10/01/38	BB	958,709

2,900		Vistra Operations Co LLC, 144A	5.125%	5/13/25	BBB–	2,835,388
		Total Independent Power And Renewable Electricity Producers				17,982,855

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

-Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Internet Software & Services – 0.2%

$3,075		Cogent Communications Group Inc, 144A	3.500%	5/01/26	BB	$2,793,461

		Machinery – 0.3%

2,335		Chart Industries Inc, 144A	7.500%	1/01/30	Ba3	2,347,352

1,775		WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	1,672,938
		Total Machinery				4,020,290

		Media – 0.8%

1,000		CCO Holdings LLC / CCO Holdings Capital Corp, 144A	6.375%	9/01/29	BB+	939,740

4,600		CCO Holdings LLC / CCO Holdings Capital Corp	4.500%	5/01/32	BB+	3,661,600

1,225		Directv Financing LLC / Directv Financing Co-Obligor Inc, 144A	5.875%	8/15/27	BBB–	1,095,959

1,500		Lamar Media Corp	3.625%	1/15/31	BB	1,240,091

3,600		VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	2,925,437
		Total Media				9,862,827

		Mortgage Real Estate Investment Trusts – 0.5%

4,885		Blackstone Mortgage Trust Inc, 144A	3.750%	1/15/27	Ba2	4,200,632

1,875		Starwood Property Trust Inc, 144A	3.625%	7/15/26	BB+	1,640,625
		Total Mortgage Real Estate Investment Trusts				5,841,257

		Oil, Gas & Consumable Fuels – 4.0%

800		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB	809,813

915		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B–	855,525

1,270		CNX Midstream Partners LP, 144A	4.750%	4/15/30	BB	1,042,245

2,735		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB	2,543,550

1,820		DT Midstream Inc, 144A	4.375%	6/15/31	BB+	1,526,798

1,500		DT Midstream Inc	4.300%	4/15/32	N/R	1,317,818

424		Energean Israel Finance Ltd, 144A , Reg S	5.375%	3/30/28	BB–	378,950

200		Energean Israel Finance Ltd, 144A , Reg S	5.875%	3/30/31	BB–	174,250

3,025		Energy Transfer LP	5.550%	2/15/28	BBB–	3,000,588

1,200		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	1,142,998

1,500		EnLink Midstream LLC	5.375%	6/01/29	BB+	1,387,917

1,300		EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	1,062,750

590		EQM Midstream Partners LP, 144A	7.500%	6/01/30	BB	568,477

1,215		EQM Midstream Partners LP	5.500%	7/15/28	BB	1,086,402

1,105	CAD	Gibson Energy Inc	5.250%	12/22/80	BB	693,220

1,620		Hess Midstream Operations LP, 144A	5.500%	10/15/30	BB+	1,482,067

1,445	CAD	Keyera Corp	6.875%	6/13/79	BB	1,009,141

4,575		Kinder Morgan Inc	4.800%	2/01/33	BBB	4,241,553

3,470		Kinetik Holdings LP, 144A	5.875%	6/15/30	BB+	3,254,107

1,425		Leviathan Bond Ltd, 144A , Reg S	6.750%	6/30/30	BB	1,343,473

1,350		NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	B	1,202,028

300		Oleoducto Central SA, 144A	4.000%	7/14/27	Baa3	264,659

2,715		ONEOK Inc	6.100%	11/15/32	BBB	2,714,866

-Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$3,833	CAD	Pembina Pipeline Corp	4.800%	1/25/81	BB+	$2,313,671

1,000		Peru LNG Srl, 144A	5.375%	3/22/30	B+	835,010

275		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	223,707

2,345		Sunoco LP / Sunoco Finance Corp	4.500%	4/30/30	BB+	2,035,577

1,190		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB+	1,126,979

4,675		Targa Resources Corp	5.200%	7/01/27	BBB–	4,582,117

1,350		Targa Resources Corp	6.250%	7/01/52	BBB–	1,274,063

510	CAD	Transcanada Trust	4.200%	3/04/81	BBB	300,079

849		Tullow Oil PLC, 144A	10.250%	5/15/26	B–	680,898

1,500		Venture Global Calcasieu Pass LLC, 144A	4.125%	8/15/31	BB	1,277,992

1,175		Western Midstream Operating LP	4.550%	2/01/30	BBB–	1,025,681
		Total Oil, Gas & Consumable Fuels				48,778,969

		Real Estate Management & Development – 0.7%

2,200		Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB	2,099,592

1,225		Howard Hughes Corp, 144A	4.125%	2/01/29	BB	1,025,938

1,300		Howard Hughes Corp/The, 144A	4.375%	2/01/31	BB	1,051,790

1,175		Kennedy-Wilson Inc	4.750%	3/01/29	BB	931,242

2,250		Kennedy-Wilson Inc	5.000%	3/01/31	BB	1,693,671

2,775	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB	2,193,657
		Total Real Estate Management & Development				8,995,890

		Road & Rail – 0.1%

525		ENA Master Trust, 144A	4.000%	5/19/48	BBB	367,493

500		Rumo Luxembourg Sarl, 144A (4)	4.200%	1/18/32	Ba2	400,000
		Total Road & Rail				767,493

		Specialty Retail – 0.1%

1,380		LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	1,105,088

		Trading Companies & Distributors – 0.4%

4,465		United Rentals North America Inc, 144A	6.000%	12/15/29	BBB–	4,437,094

		Transportation Infrastructure – 0.8%

1,400		Adani Ports & Special Economic Zone Ltd, 144A	4.000%	7/30/27	BBB–	1,223,348

875		Aeropuerto Internacional de Tocumen SA, 144A	4.000%	8/11/41	BBB	721,057

400		Aeropuerto Internacional de Tocumen SA, 144A	5.125%	8/11/61	BBB	326,663

2,810		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB–	2,718,675

996		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	891,229

1,700		DP World Ltd/United Arab Emirates, 144A	5.625%	9/25/48	Baa3	1,591,513

1,800		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB	1,716,750
		Total Transportation Infrastructure				9,189,235

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

-Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.8%

$875	America Movil SAB de CV, 144A	5.375%	4/04/32	Baa3	$789,688

475	CT Trust, 144A	5.125%	2/03/32	Ba1	417,094

2,900	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	5.152%	3/20/28	A1	2,858,027

1,000	Telefonica Moviles Chile SA, 144A	3.537%	11/18/31	BBB+	819,190

4,500	T-Mobile USA Inc	5.200%	1/15/33	BBB–	4,459,427
	Total Wireless Telecommunication Services				9,343,426
	Total Corporate Bonds (cost $316,292,925)				286,039,035

Shares	Description (1)				Value

	COMMON STOCKS – 23.1%

	Capital Markets – 0.1%

701,510	Greencoat Renewables PLC				$851,066

	Diversified Financial Services – 0.3%

2,751,281	Sdcl Energy Efficiency Income Trust PLC				3,209,746

	Diversified Telecommunication Services – 0.7%

632,345	HKT Trust & HKT Ltd				774,068

11,554,688	NetLink NBN Trust				7,161,206
	Total Diversified Telecommunication Services				7,935,274

	Electric Utilities – 4.5%

416,060	Cia de Transmissao de Energia Eletrica Paulista				1,815,943

718,662	CK Infrastructure Holdings Ltd				3,750,005

355,305	CLP Holdings Ltd				2,588,599

639,886	Contact Energy Ltd				3,131,406

144,425	Emera Inc				5,519,936

57,624	Endesa SA				1,086,012

1,120,894	Enel SpA				6,028,327

127,530	OGE Energy Corp				5,043,811

751,860	Power Assets Holdings Ltd				4,109,267

340,076	Red Electrica Corp SA				5,913,294

89,794	Southern Co/The				6,412,190

415,087	SSE PLC				8,537,068
	Total Electric Utilities				53,935,858

	Gas Utilities – 1.7%

858,282	APA Group				6,273,531

324,437	Enagas SA				5,394,901

16,361	Naturgy Energy Group SA				425,206

1,836,300	Snam SpA				8,903,918
	Total Gas Utilities				20,997,556

Shares	Description (1)	Value

	Health Care Providers & Services – 0.3%

218,149	Chartwell Retirement Residences	$1,359,806

321,436	Sienna Senior Living Inc	2,587,631
	Total Health Care Providers & Services	3,947,437

	Household Durables – 0.1%

101,434	Persimmon PLC	1,487,288

	Independent Power And Renewable Electricity Producers – 1.1%

12,892	Atlantica Sustainable Infrastructure PLC	333,903

1,324	Canadian Solar Infrastructure Fund Inc	1,250,129

92,724	Capital Power Corp	3,172,750

185,539	Clearway Energy Inc, Class A	5,551,327

25,726	NextEra Energy Partners LP	1,803,135

64,224	TransAlta Renewables Inc (5)	533,619
	Total Independent Power And Renewable Electricity Producers	12,644,863

	Industrial Conglomerates – 0.0%

499,019	NWS Holdings Ltd	430,748

	Media – 0.1%

200,241	SES SA	1,304,328

	Multi-Utilities – 2.6%

452,441	Algonquin Power & Utilities Corp	2,947,216

145,471	Canadian Utilities Ltd, Class A	3,937,601

65,466	Dominion Energy Inc	4,014,375

42,924	DTE Energy Co	5,044,858

180,694	National Grid PLC, Sponsored ADR	10,899,462

6,453	NorthWestern Corp	382,921

993,794	REN – Redes Energeticas Nacionais SGPS SA	2,681,367

385,323	Vector Ltd	1,007,869
	Total Multi-Utilities	30,915,669

	Oil, Gas & Consumable Fuels – 8.3%

128,868	DT Midstream Inc	7,121,246

455,113	Enbridge Inc	17,794,918

97,434	Energy Transfer LP	1,156,542

399,717	Enterprise Products Partners LP	9,641,174

270,423	Gibson Energy Inc	4,721,418

37,801	Keyera Corp	826,094

583,436	Kinder Morgan Inc	10,548,523

26,472	Magellan Midstream Partners LP	1,329,159

90,968	ONEOK Inc	5,976,598

365,792	Pembina Pipeline Corp	12,416,396

111,508	Plains GP Holdings LP, Class A	1,387,159

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

129,235	TC Energy Corp	$5,152,219

667,910	Williams Cos Inc/The	21,974,239
	Total Oil, Gas & Consumable Fuels	100,045,685

	Real Estate Management & Development – 1.7%

341,133	Amot Investments Ltd	2,003,738

2,982,250	Capitaland India Trust	2,515,510

114,913	Cibus Nordic Real Estate AB (5)	1,580,568

846,553	CK Asset Holdings Ltd	5,192,055

186,286	Hongkong Land Holdings Ltd	857,067

28,156	Kennedy-Wilson Holdings Inc	442,894

1,313,429	Sino Land Co Ltd	1,638,220

480,425	Sun Hung Kai Properties Ltd	6,562,300

2,186	Swire Properties Ltd	5,557
	Total Real Estate Management & Development	20,797,909

	Road & Rail – 0.2%

978,225	Aurizon Holdings Ltd	2,478,272

	Transportation Infrastructure – 1.4%

1,372,943	Atlas Arteria Ltd	6,183,008

981,053	China Merchants Port Holdings Co Ltd	1,432,326

912,345	COSCO SHIPPING Ports Ltd	724,031

1,147,658	Dalrymple Bay Infrastructure Ltd	1,900,170

154,900	Enav SpA, 144A	657,073

41,670	Grupo Aeroportuario del Pacifico SAB de CV, ADR	5,992,563
	Total Transportation Infrastructure	16,889,171
	Total Common Stocks (cost $260,102,359)	277,870,870

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 21.6%

	Diversified – 3.5%

1,277,541	Abacus Property Group	$2,273,965

42,941	Armada Hoffler Properties Inc	493,822

389,577	Broadstone Net Lease Inc	6,315,043

857,693	Charter Hall Long Wale REIT	2,571,461

23,221	Cofinimmo SA	2,079,477

19,405	Gecina SA	1,976,981

655,556	Growthpoint Properties Australia Ltd	1,321,858

3,970,455	Home Reit PLC	1,826,431

838	Hulic Reit Inc	1,043,726

84,585	ICADE	3,648,211

1,254,740	LXI REIT Plc	1,714,639

Shares	Description (1)	Value

	Diversified (continued)

186,030	Merlin Properties Socimi SA	$1,744,756

9,714	Star Asia Investment Corp	4,084,733

2,055,575	Stockland	5,062,588

715,038	Stride Property Group	644,648

68,416	WP Carey Inc	5,346,710
	Total Diversified	42,149,049

	Health Care – 2.1%

6,136,587	Assura PLC	4,046,970

31,332	CareTrust REIT Inc	582,149

423	Community Healthcare Trust Inc	15,143

174,174	Healthcare Realty Trust Inc, Class A	3,356,333

90,030	Healthpeak Properties Inc	2,257,052

178,098	Omega Healthcare Investors Inc	4,977,839

481,135	Physicians Realty Trust	6,962,023

226,552	Sabra Health Care REIT Inc	2,816,042
	Total Health Care	25,013,551

	Hotel & Resort – 0.2%

128,022	Apple Hospitality REIT Inc	2,020,187

	Industrial – 3.3%

1,122,103	Centuria Industrial REIT	2,371,006

540,159	Dexus Industria REIT	1,062,109

397,946	Dream Industrial Real Estate Investment Trust	3,435,738

4,868,522	Frasers Logistics & Commercial Trust	4,215,332

92,338	Intervest Offices & Warehouses NV	1,901,743

428,411	LondonMetric Property PLC	889,275

409,114	LXP Industrial Trust	4,099,322

2,801,883	Mapletree Industrial Trust	4,642,955

3,506,419	Mapletree Logistics Trust	4,169,510

966,128	Nexus Industrial REIT	6,878,489

13,655	Plymouth Industrial REIT Inc	261,903

2,387,130	TF Administradora Industrial S de RL de CV	3,431,274

1,650,541	Urban Logistics REIT PLC	2,687,478
	Total Industrial	40,046,134

	Mortgage – 0.6%

82,115	Ares Commercial Real Estate Corp	844,963

56,044	Blackstone Mortgage Trust Inc, Class A	1,186,451

133,757	KKR Real Estate Finance Trust Inc	1,867,248

172,166	Starwood Property Trust Inc	3,155,803
	Total Mortgage	7,054,465

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	Office – 1.6%

1,118,979	Centuria Office REIT	$1,162,787

19,478	Covivio	1,156,185

2,524,155	Cromwell Property Group	1,149,924

306,355	Dexus	1,608,383

22,584	Douglas Emmett Inc	354,117

348,323	Easterly Government Properties Inc	4,970,569

1,224,027	GDI Property Group Partnership	597,011

55,535	Highwoods Properties Inc	1,553,869

989	Ichigo Office REIT Investment Corp	638,163

68,192	NSI NV	1,697,159

258,575	Piedmont Office Realty Trust Inc, Class A	2,371,133

137,540	Postal Realty Trust Inc, Class A	1,998,456

19,001	SL Green Realty Corp	640,714
	Total Office	19,898,470

	Residential – 0.8%

175,763	Apartment Income REIT Corp	6,030,429

15,738	Centerspace	923,348

4,590	Essex Property Trust Inc	972,713

50,241	Xior Student Housing NV	1,560,831
	Total Residential	9,487,321

	Retail – 5.9%

39,721	Brixmor Property Group Inc	900,475

1,307,541	CapitaLand China Trust	1,093,859

4,032,830	CapitaLand Integrated Commercial Trust	6,150,918

262,992	Choice Properties Real Estate Investment Trust	2,866,885

362,040	Crombie Real Estate Investment Trust	4,240,734

316,893	CT Real Estate Investment Trust	3,648,716

3,697,461	Fortune Real Estate Investment Trust	2,998,531

2,665,437	Frasers Centrepoint Trust	4,181,003

2,054	Kenedix Retail REIT Corp	3,972,397

60,467	Kimco Realty Corp	1,280,691

814,604	Link REIT	5,960,730

73,313	National Retail Properties Inc	3,354,803

95,679	Realty Income Corp	6,068,919

17,262	Regency Centers Corp	1,078,875

200,816	RioCan Real Estate Investment Trust	3,133,857

327,961	RPT Realty	3,292,728

8,759	Saul Centers Inc	356,316

2,774,702	Scentre Group	5,401,122

47,455	Simon Property Group Inc	5,575,013

Shares	Description (1)			Value

	Retail (continued)

100,620	Urstadt Biddle Properties Inc, Class A			$1,906,749

2,004,423	Waypoint REIT Ltd			3,743,781
	Total Retail			71,207,102

	Specialized – 3.6%

41,147	Crown Castle Inc			5,581,179

44,024	Digital Realty Trust Inc			4,414,287

358,231	Four Corners Property Trust Inc			9,288,930

188,031	Gaming and Leisure Properties Inc			9,794,535

65,810	National Storage Affiliates Trust			2,377,057

359,173	VICI Properties Inc			11,637,205
	Total Specialized			43,093,193
	Total Real Estate Investment Trust Common Stocks (cost $270,244,152)			259,969,472

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 12.8%

	Diversified Financial Services – 0.1%

53,077	Brookfield Finance Inc	4.625%	BBB	$806,770

33,587	National Rural Utilities Cooperative Finance Corp	5.500%	A3	808,775
	Total Diversified Financial Services			1,615,545

	Electric Utilities – 1.8%

59,297	CMS Energy Corp	5.875%	BBB–	1,315,207

152,397	DTE Energy Co	4.375%	BBB–	2,907,735

102,171	Duke Energy Corp (4)	5.750%	BBB–	2,389,780

59,342	Duke Energy Corp	5.625%	BBB–	1,352,998

36,219	Entergy Arkansas LLC	4.875%	A	728,002

15,687	Entergy Louisiana LLC	4.875%	A	317,976

21,082	Entergy Mississippi LLC	4.900%	A	429,440

14,731	Entergy New Orleans LLC	5.500%	BBB	325,555

33,205	Entergy Texas Inc	5.375%	BBB–	755,082

95,540	Georgia Power Co	5.000%	Baa2	2,248,056

69,424	Integrys Holding Inc (4)	6.000%	BBB	1,614,108

14,911	NextEra Energy Capital Holdings Inc (4)	5.650%	BBB	340,865

46,051	Southern Co/The (4)	5.250%	BBB–	975,360

182,117	Southern Co/The	4.200%	BBB–	3,159,730

159,771	Southern Co/The (4)	4.950%	BBB–	3,137,902
	Total Electric Utilities			21,997,796

	Equity Real Estate Investment Trusts – 8.0%

314,322	Agree Realty Corp (4)	4.250%	Baa2	5,063,727

53,247	American Homes 4 Rent	6.250%	BB+	1,236,709

171,545	American Homes 4 Rent	5.875%	BB+	3,801,437

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Coupon	Ratings (2)	Value

	Equity Real Estate Investment Trusts (continued)

130,924	Armada Hoffler Properties Inc	6.750%	N/R	$2,748,095

212,234	Centerspace	6.625%	N/R	5,358,908

47,795	Chatham Lodging Trust	6.625%	N/R	957,812

65,624	City Office REIT Inc	6.625%	N/R	1,239,637

106,627	DiamondRock Hospitality Co	8.250%	N/R	2,652,880

115,636	Digital Realty Trust Inc	5.850%	Baa3	2,637,657

122,543	Digital Realty Trust Inc	5.250%	Baa3	2,575,854

141,396	Digital Realty Trust Inc	5.200%	Baa3	2,857,613

130,337	Federal Realty Investment Trust	5.000%	Baa2	2,630,201

23,157	Global Net Lease Inc	7.250%	BB–	486,992

220,534	Hudson Pacific Properties Inc (4)	4.750%	Ba1	2,763,291

117,921	Kimco Realty Corp	5.125%	Baa2	2,337,194

206,552	Kimco Realty Corp	5.250%	Baa2	4,203,333

4,783	Mid-America Apartment Communities Inc	8.500%	BBB	255,890

114,039	National Storage Affiliates Trust	6.000%	N/R	2,549,342

65,369	Pebblebrook Hotel Trust	6.375%	N/R	1,189,716

85,435	Pebblebrook Hotel Trust	5.700%	N/R	1,409,677

148,359	Pebblebrook Hotel Trust	6.300%	N/R	2,640,790

40,262	Public Storage	3.875%	A3	655,063

96,121	Public Storage	4.000%	A3	1,598,492

82,544	Public Storage	4.000%	A3	1,378,485

95,065	Public Storage	4.100%	A3	1,623,710

36,193	Public Storage	5.150%	A3	762,948

49,996	Public Storage	4.700%	A3	964,923

90,706	Public Storage	4.625%	A3	1,733,392

62,441	Public Storage	3.900%	A3	1,021,535

39,880	Public Storage	4.750%	A3	804,380

30,617	Public Storage	5.050%	A3	662,246

15,366	Public Storage (4)	5.600%	A3	357,874

112,204	Public Storage	4.875%	A3	2,260,911

30,208	Public Storage	4.125%	A3	519,880

50,956	Public Storage (4)	3.950%	A3	836,697

188,030	Rexford Industrial Realty Inc	5.625%	BBB–	4,001,278

16,204	Rexford Industrial Realty Inc	5.875%	BBB–	359,891

24,446	RLJ Lodging Trust	1.950%	N/R	581,570

66,020	Saul Centers Inc	6.000%	N/R	1,299,934

46,640	Saul Centers Inc	6.125%	N/R	974,776

107,855	SITE Centers Corp	6.375%	BB+	2,394,381

45,958	SL Green Realty Corp	6.500%	BB	929,271

60,916	Spirit Realty Capital Inc	6.000%	Baa3	1,355,381

Shares	Description (1)	Coupon	Ratings (2)	Value

	Equity Real Estate Investment Trusts (continued)

60,553	Summit Hotel Properties Inc	5.875%	N/R	$1,037,273

112,781	Summit Hotel Properties Inc	6.250%	N/R	2,061,637

91,257	Sunstone Hotel Investors Inc	6.125%	N/R	1,770,386

101,273	Sunstone Hotel Investors Inc	5.700%	N/R	1,821,901

39,039	UMH Properties Inc	6.375%	N/R	868,618

83,262	Urstadt Biddle Properties Inc	5.875%	N/R	1,705,206

83,589	Urstadt Biddle Properties Inc	6.250%	N/R	1,825,584

208,457	Vornado Realty Trust	5.250%	Ba1	3,347,819

149,686	Vornado Realty Trust	5.250%	Ba1	2,430,901

84,563	Vornado Realty Trust	4.450%	Ba1	1,150,057
	Total Equity Real Estate Investment Trusts			96,693,155

	Gas Utilities – 0.2%

50,006	South Jersey Industries Inc (4)	5.625%	BB+	837,600

64,832	Spire Inc	5.900%	BBB	1,463,907
	Total Gas Utilities			2,301,507

	Independent Power And Renewable Electricity Producers – 0.4%

87,631	Brookfield BRP Holdings Canada Inc	4.625%	BBB–	1,215,442

161,775	Brookfield Renewable Partners LP	5.250%	BBB–	3,047,841
	Total Independent Power And Renewable Electricity Producers			4,263,283

	Multi-Utilities – 1.7%

53,144	BIP Bermuda Holdings I Ltd (4)	5.125%	BBB–	860,933

27,667	Brookfield Infrastructure Finance ULC	5.000%	BBB–	425,795

145,412	Brookfield Infrastructure Partners LP	5.125%	BBB–	2,333,848

44,251	Brookfield Infrastructure Partners LP (4)	5.000%	BBB–	681,023

140,638	CMS Energy Corp	4.200%	BBB–	2,485,088

102,001	CMS Energy Corp (4)	5.875%	BBB–	2,284,822

27,557	CMS Energy Corp	5.625%	BBB–	599,916

145,902	DTE Energy Co	4.375%	BBB–	2,545,990

64,014	DTE Energy Co (4)	5.250%	BBB–	1,357,097

62,084	NiSource Inc	6.500%	BBB–	1,508,020

236,663	Sempra Energy	5.750%	BBB–	5,119,021
	Total Multi-Utilities			20,201,553

	Oil, Gas & Consumable Fuels – 0.0%

26,930	NuStar Energy LP	10.397%	B2	548,833

	Real Estate Management & Development – 0.6%

144,900	Brookfield Property Partners LP	6.500%	BB	2,293,767

179,450	Brookfield Property Partners LP	5.750%	BB	2,427,959

136,443	Brookfield Property Partners LP	6.375%	BB	2,075,298

1,748	DigitalBridge Group Inc	7.125%	N/R	33,037
	Total Real Estate Management & Development			6,830,061
	Total $25 Par (or similar) Retail Preferred (cost $192,210,292)			154,451,733

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.7%

		Diversified Financial Services – 0.3%

$560		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$504,026

3,057		Transcanada Trust	5.625%	5/20/75	BBB	2,888,865
		Total Diversified Financial Services				3,392,891

		Electric Utilities – 2.8%

3,220		American Electric Power Co Inc	3.875%	2/15/62	BBB	2,508,722

1,145		CMS Energy Corp	3.750%	12/01/50	BBB–	862,260

1,800		ComEd Financing III	6.350%	3/15/33	Baa2	1,768,677

5,180		Duke Energy Corp	4.875%	N/A (6)	BBB–	4,726,750

2,890		Edison International	5.000%	N/A (6)	BB+	2,415,894

1,820		Edison International	5.375%	N/A (6)	BB+	1,489,470

2,000	GBP	Electricite de France SA , Reg S	5.875%	N/A (6)	BBB–	1,979,777

4,395		Emera Inc	6.750%	6/15/76	BB+	4,220,167

3,925		Enel SpA, 144A	8.750%	9/24/73	BBB–	3,928,252

5,290		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	4,804,402

1,730		NextEra Energy Capital Holdings Inc	3.800%	3/15/82	BBB	1,409,681

335		PPL Capital Funding Inc	7.395%	3/30/67	BBB	287,932

972		Southern California Edison Co (3-Month LIBOR reference rate + 4.199% spread) (7)	4.516%	N/A (6)	BB+	950,130

2,645		Southern Co/The	4.000%	1/15/51	BBB–	2,406,950
		Total Electric Utilities				33,759,064

		Independent Power And Renewable Electricity Producers – 0.2%

1,695	GBP	SSE PLC , Reg S	3.740%	N/A (6)	BBB–	1,859,827

1,073		Vistra Corp, 144A	8.000%	N/A (6)	Ba3	1,024,787

570		Vistra Corp, 144A	7.000%	N/A (6)	Ba3	518,662
		Total Independent Power And Renewable Electricity Producers				3,403,276

		Marine – 0.2%

1,995		Royal Capital BV , Reg S	4.875%	N/A (6)	N/R	1,915,300

		Multi-Utilities – 2.2%

6,655		CenterPoint Energy Inc	6.125%	N/A (6)	BBB–	6,255,700

3,640		CMS Energy Corp	4.750%	6/01/50	BBB–	3,148,452

3,055		Dominion Energy Inc	4.650%	N/A (6)	BBB–	2,673,125

2,805		Dominion Energy Inc	5.750%	10/01/54	BBB–	2,627,591

3,295		Dominion Energy Inc	4.350%	N/A (6)	BBB–	2,767,581

2,569		NiSource Inc	5.650%	N/A (6)	BBB–	2,395,592

3,390		Sempra Energy	4.125%	4/01/52	BBB–	2,624,999

4,625		Sempra Energy	4.875%	N/A (6)	BBB–	4,276,645
		Total Multi-Utilities				26,769,685

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels – 3.8%

$3,055		Enbridge Inc	5.750%	7/15/80	BBB–	$2,762,386

3,327		Enbridge Inc	6.250%	3/01/78	BBB–	3,026,834

3,530		Enbridge Inc	7.625%	1/15/83	BBB–	3,481,677

7,024		Enbridge Inc	5.500%	7/15/77	BBB–	6,210,068

6,187		Enbridge Inc	6.000%	1/15/77	BBB–	5,681,147

2,643		Energy Transfer LP (3-Month LIBOR reference rate + 3.018% spread) (7)	7.457%	11/01/66	Ba1	2,040,660

1,320		Energy Transfer LP	6.500%	N/A (6)	BB	1,135,200

6,091		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	4,899,165

4,290		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	3,271,370

1,954	CAD	Inter Pipeline Ltd/AB	6.625%	11/19/79	BB	1,338,764

2,385	CAD	Keyera Corp	5.950%	3/10/81	BB	1,530,751

660		MPLX LP	6.875%	N/A (6)	BB+	650,100

745		Plains All American Pipeline LP (3-Month LIBOR reference rate + 4.110% spread) (7)	8.716%	N/A (6)	BB	640,700

4,135		Transcanada Trust	5.875%	8/15/76	BBB	3,930,683

2,535		Transcanada Trust	5.600%	3/07/82	BBB	2,167,425

2,640		Transcanada Trust	5.500%	9/15/79	BBB	2,278,900

745		Transcanada Trust	5.300%	3/15/77	BBB	625,800
		Total Oil, Gas & Consumable Fuels				45,671,630

		Road & Rail – 0.2%

2,140		BNSF Funding Trust I	6.613%	12/15/55	A	2,014,382
		Total $1,000 Par (or similar) Institutional Preferred (cost $128,943,551)				116,926,228

Shares		Description (1)	Coupon		Ratings (2)	Value

		CONVERTIBLE PREFERRED SECURITIES – 3.5%

		Commercial Services & Supplies – 0.3%

46,033		GFL Environmental Inc	6.000%		N/R	$2,977,875

		Electric Utilities – 2.0%

91,409		American Electric Power Co Inc	6.125%		BBB	4,714,876

139,117		NextEra Energy Inc	5.279%		BBB	7,053,232

114,774		NextEra Energy Inc	6.926%		BBB	5,760,507

59,968		NextEra Energy Inc	6.219%		BBB	3,027,785

27,097		PG&E Corp	5.500%		N/R	3,908,471
		Total Electric Utilities				24,464,871

		Equity Real Estate Investment Trusts – 0.2%

17,495		Equity Commonwealth	6.500%		N/R	438,293

17,921		LXP Industrial Trust	6.500%		N/R	851,248

31,871		RPT Realty	7.250%		BB	1,592,913
		Total Equity Real Estate Investment Trusts				2,882,454

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Coupon		Ratings (2)	Value

	Gas Utilities – 0.3%

63,522	Spire Inc	7.500%		N/R	$3,177,370

	Independent Power And Renewable Electricity Producers – 0.3%

35,534	AES Corp/The	6.875%		BB	3,624,823

	Multi-Utilities – 0.4%

48,136	Algonquin Power & Utilities Corp	7.750%		N/R	1,149,006

37,998	NiSource Inc	7.750%		BBB–	3,923,674
	Total Multi-Utilities				5,072,680
	Total Convertible Preferred Securities (cost $40,157,915)				42,200,073

Shares	Description (1)				Value

	INVESTMENT COMPANIES – 0.3%

537,620	Digital 9 Infrastructure PLC/Fund				$562,403

616,594	JLEN Environmental Assets Group Ltd Foresight Group Holdings				893,716

707,705	Renewables Infrastructure Group Ltd/The				1,109,894

559,198	Sequoia Economic Infrastructure Income Fund Ltd				592,739

895,968	Starwood European Real Estate Finance Ltd				964,031
	Total Investment Companies (cost $4,749,189)				4,122,783

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 0.3%

$550	Alen 2021-ACEN Mortgage Trust , 144A (1-Month LIBOR reference rate + 4.000% spread) (7)	8.318%	4/15/34	BB–	$425,686

1,127	Benchmark 2020-B18 Mortgage Trust , 144A	4.139%	7/15/53	B–	912,746

200	COMM 2014-UBS3 Mortgage Trust , 144A	4.767%	6/10/47	N/R	179,977

453	COMM 2015-CCRE24 Mortgage Trust	3.463%	8/10/48	BBB–	369,956

150	GS Mortgage Securities Corp II , 144A 2018 GS10	5.067%	3/10/33	B–	126,273

400	GS Mortgage Securities Corp Trust 2017-SLP , 144A	4.591%	10/10/32	B	381,233

1,300	Natixis Commercial Mortgage Securities Trust 2019-MILE , 144A (1-Month LIBOR reference rate + 4.250% spread) (7)	8.568%	7/15/36	N/R	1,159,963

400	Natixis Commercial Mortgage Securities Trust 2019-MILE , 144A (1-Month LIBOR reference rate + 2.750% spread) (7)	7.068%	7/15/36	N/R	356,995
$4,580	Total Asset-Backed and Mortgage-Backed Securities (cost $4,469,613)				3,912,829

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.2% (8)

	Electric Utilities – 0.2%

$1,896	ExGen Renewables IV, LLC, Term Loan	7.240%	3-Month LIBOR	2.500%	12/15/27	BB–	$1,880,481
$1,896	Total Variable Rate Senior Loan Interests (cost $1,888,692)						1,880,481
	Total Long-Term Investments (cost $1,219,058,688)						1,147,373,504

Shares	Description (1)			Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.2%

	MONEY MARKET FUNDS – 0.2%

2,821,499	State Street Navigator Securities Lending Government Money Market Portfolio (10)			4.340% (11)			$2,821,499
	Total Investments Purchased with Collateral from Securities Lending (cost $2,821,499)						2,821,499

Principal Amount (000)	Description (1)			Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.1%

	REPURCHASE AGREEMENTS – 4.1%

$49,012	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $49,018,683, collateralized by $48,528,600, U.S. Government Treasury Bond, 4.250%, due 11/15/40, value $49,992,028			1.280%	1/03/23		$49,011,713
	Total Short-Term Investments (cost $49,011,713)						49,011,713
	Total Investments (cost $1,270,891,900) – 99.5%						1,199,206,716
	Other Assets Less Liabilities – 0.5% (12)						6,352,323
	Net Assets – 100%						$1,205,559,039

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	(75)	3/23	$(8,452,015)	$(8,422,266)	$29,749
U.S. Treasury Ultra 10-Year Note	(235)	3/23	(27,956,663)	(27,796,093)	160,570
U.S. Treasury Ultra Bond	(65)	3/23	(8,819,462)	(8,730,313)	89,149
Total			$(45,228,140)	$(44,948,672)	$279,468

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2022

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,682,049.

(5)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(11)	The rate shown is the one-day yield as of the end of the reporting period.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Real Estate Securities Fund

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.2%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 95.6%

	Diversified – 1.3%

62,399	Armada Hoffler Properties Inc	$717,589

684,074	Broadstone Net Lease Inc	11,088,840

114,365	Elme Communities	2,035,697
	Total Diversified	13,842,126

	Health Care – 8.8%

51,718	CareTrust REIT Inc	960,920

5,780	Community Healthcare Trust Inc	206,924

715,962	Healthcare Realty Trust Inc, Class A	13,796,588

533,705	Healthpeak Properties Inc	13,379,984

54,943	Omega Healthcare Investors Inc	1,535,657

332,204	Sabra Health Care REIT Inc	4,129,296

459,781	Ventas Inc	20,713,134

581,908	Welltower Inc	38,144,069
	Total Health Care	92,866,572

	Hotel & Resort – 2.2%

44,726	Apple Hospitality REIT Inc	705,776

264,303	Park Hotels & Resorts Inc	3,116,132

76,822	Pebblebrook Hotel Trust	1,028,647

589,092	RLJ Lodging Trust	6,238,484

60,368	Ryman Hospitality Properties Inc	4,936,895

525,895	Xenia Hotels & Resorts Inc	6,931,296
	Total Hotel & Resort	22,957,230

	Industrial – 16.2%

456,998	Americold Realty Trust Inc	12,937,613

90,148	EastGroup Properties Inc	13,347,313

109,962	First Industrial Realty Trust Inc	5,306,766

124,446	LXP Industrial Trust	1,246,949

920,486	Prologis Inc	103,766,387

332,551	Rexford Industrial Realty Inc	18,170,586

275,579	Terreno Realty Corp	15,672,178
	Total Industrial	170,447,792

	Office – 5.1%

179,485	Alexandria Real Estate Equities Inc	26,145,580

75,895	Boston Properties Inc	5,128,984

274,036	Corporate Office Properties Trust	7,108,494

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2022

Shares	Description (1)	Value

	Office (continued)

726,980	Douglas Emmett Inc	$11,399,046

453,948	Piedmont Office Realty Trust Inc, Class A	4,162,703
	Total Office	53,944,807

	Residential – 16.2%

477,971	American Homes 4 Rent, Class A	14,406,046

216,911	Apartment Income REIT Corp	7,442,216

136,612	AvalonBay Communities Inc	22,065,570

170,469	Camden Property Trust	19,072,072

190,724	Equity LifeStyle Properties Inc	12,320,770

280,347	Equity Residential	16,540,473

105,298	Essex Property Trust Inc	22,314,752

147,826	Invitation Homes Inc	4,381,563

136,960	Mid-America Apartment Communities Inc	21,501,350

84,586	Sun Communities Inc	12,095,798

464,993	UDR Inc	18,009,179
	Total Residential	170,149,789

	Retail – 13.8%

450,625	Acadia Realty Trust	6,466,469

321,389	Agree Realty Corp	22,796,122

125,019	Brixmor Property Group Inc	2,834,181

28,388	Federal Realty Investment Trust	2,868,324

1,651,753	Kimco Realty Corp	34,984,129

88,378	National Retail Properties Inc	4,044,177

176,087	NETSTREIT Corp	3,227,675

461,981	Realty Income Corp	29,303,455

190,998	Regency Centers Corp	11,937,375

114,365	Simon Property Group Inc	13,435,600

915,400	SITE Centers Corp	12,504,364
	Total Retail	144,401,871

	Specialized – 32.0%

194,694	American Tower Corp	41,247,871

105,443	Crown Castle Inc	14,302,289

302,423	CubeSmart	12,172,526

390,787	Digital Realty Trust Inc	39,184,212

80,414	Equinix Inc	52,673,582

13,440	Extra Space Storage Inc	1,978,099

426,523	Four Corners Property Trust Inc	11,059,741

353,550	Gaming and Leisure Properties Inc	18,416,420

156,844	Life Storage Inc	15,449,134

238,348	Public Storage	66,782,726

Shares	Description (1)			Value

	Specialized (continued)

93,899	SBA Communications Corp			$26,320,829

1,119,878	VICI Properties Inc			36,284,048
	Total Specialized			335,871,477
	Total Real Estate Investment Trust Common Stocks (cost $766,724,445)			1,004,481,664

Shares	Description (1)			Value

	COMMON STOCKS – 0.6%

	Real Estate Management & Development – 0.6%

851,889	Tricon Residential Inc			$6,568,064
	Total Common Stocks (cost $9,674,777)			6,568,064
	Total Long-Term Investments (cost $776,399,222)			1,011,049,728

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.6%

	REPURCHASE AGREEMENTS – 2.6%

$27,547	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $27,550,748, collateralized by $27,275,300, U.S. Government Treasury Bond, 4.250%, due 11/15/40, value $28,097,814	1.280%	1/03/23	$27,546,831
	Total Short-Term Investments (cost $27,546,831)			27,546,831
	Total Investments (cost $803,946,053) – 98.8%			1,038,596,559
	Other Assets Less Liabilities – 1.2%			12,442,619
	Net Assets – 100%			$1,051,039,178

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2022

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $415,660,241, $38,096,573, $1,219,058,688 and $776,399,222, respectively)(1)	$491,635,461	$38,545,616	$1,147,373,504	$1,011,049,728
Investment purchased with collateral from securities lending, at value (cost approximates value)	3,995,160	20,072	2,821,499	—
Short-term investments, at value (cost approximates value)	12,261,764	877,850	49,011,713	27,546,831
Cash	30,398	27,087	49,932	—
Cash collateral at brokers for investments in futures contracts(2)	—	—	1,063,156	—
Cash denominated in foreign currencies (cost $101,035, $—, $20,714 and $—, respectively)	101,014	—	21,533	—
Receivable for:
Dividends	1,056,320	165,043	3,765,934	4,831,012
Interest	872	62	6,581,618	1,959
Investments sold	4,573,724	409,707	4,832,169	15,505,743
Reclaims	254,790	15,630	897,784	33,119
Shares sold	1,701,918	413	3,675,973	4,006,602
Variation margin on futures	—	—	57,734	—
Reimbursement from Adviser	63,065	4,270	105,657	170,629
Other assets	70,664	16,280	132,180	349,018
Total assets	515,745,150	40,082,030	1,220,390,386	1,063,494,641
Liabilities
Cash overdraft denominated in foreign currencies (cost $—, $12,857, $— and $—, respectively)	—	12,861	—	—
Payable for:
Capital gain taxes	54,737	—	—	—
Collateral from securities lending program	3,995,160	20,072	2,821,499	—
Dividends	—	—	265,479	93
Investments purchased – regular settlement	4,390,582	329,377	5,629,242	5,239,464
Shares redeemed	465,185	—	4,263,170	5,337,186
Accrued expenses:
Custodian fees	230,649	185,137	412,664	173,302
Directors/Trustees fees	46,678	645	92,312	323,308
Management fees	344,600	17,779	759,733	672,192
12b-1 distribution and service fees	19,460	136	114,575	33,945
Other	177,125	19,962	472,673	675,973
Total liabilities	9,724,176	585,969	14,831,347	12,455,463
Net assets	$506,020,974	$39,496,061	$1,205,559,039	$1,051,039,178
Class A Shares
Net assets	$47,824,450	$482,223	$154,979,070	$131,155,443
Shares outstanding	4,640,261	28,206	7,679,462	9,402,891
Net asset value (“NAV”) per share	$10.31	$17.10	$20.18	$13.95
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.94	$18.14	$21.41	$14.80
Class C Shares
Net assets	$10,462,575	$47,130	$91,024,400	$6,377,228
Shares outstanding	1,032,672	2,758	4,508,321	478,280
NAV and offering price per share	$10.13	$17.09	$20.19	$13.33
Class R6 Shares
Net assets	$76,160,699	$37,200,053	$161,185,211	$313,047,110
Shares outstanding	7,402,873	2,175,955	7,938,345	21,550,199
NAV and offering price per share	$10.29	$17.10	$20.30	$14.53
Class I Shares
Net assets	$371,573,250	$1,766,655	$798,370,358	$600,459,397
Shares outstanding	36,212,171	103,397	39,562,398	42,020,349
NAV and offering price per share	$10.26	$17.09	$20.18	$14.29
Fund level net assets consist of:
Capital paid-in	$451,427,133	$42,884,130	$1,520,358,199	$859,693,254
Total distributable earnings (loss)	54,593,841	(3,388,069)	(314,799,160)	191,345,924
Fund level net assets	$506,020,974	$39,496,061	$1,205,559,039	$1,051,039,178
Authorized shares – per class	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001

(1)	Includes securities loaned of $3,867,917, $19,680, $2,682,049 and $—, respectively.

(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2022

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities

Investment Income

Dividends	$14,851,049	$1,420,693	$52,928,872	$37,304,544

Interest	70,909	3,261	23,115,230	133,658

Foreign tax withheld on dividend income	(1,225,935)	(57,661)	(2,510,800)	(32,313)

Foreign tax withheld from interest income	—	—	(6,409)	—

Securities lending income, net	697	608	123,619	—

Other income	126,130	8,495	210,178	339,424

Total investment income	13,822,850	1,375,396	73,860,690	37,745,313

Expenses

Management fees	5,241,325	442,972	10,034,243	13,132,691

12b-1 service fees – Class A Shares	125,008	816	443,261	410,658

12b-1 distribution and service fees – Class C Shares	126,978	451	1,133,247	88,629

Shareholder servicing agent fees	382,959	3,822	1,190,350	1,458,315

Interest expense	3,566	380	8,286	13,008

Custodian fees	336,494	182,360	618,940	243,083

Directors/Trustees fees	19,597	1,584	47,130	48,916

Professional fees	148,002	106,446	164,032	192,978

Shareholder reporting expenses	54,064	42,891	448,858	214,439

Federal and state registration fees	79,295	88,984	94,236	86,553

Other	13,892	9,066	23,188	24,832

Total expenses before fee waiver/expense reimbursement	6,531,180	879,772	14,205,771	15,914,102

Fee waiver/expense reimbursement	(702,014)	(413,813)	(237,212)	(1,183,903)

Net expenses	5,829,166	465,959	13,968,559	14,730,199

Net investment income (loss)	7,993,684	909,437	59,892,131	23,015,114

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency*	6,599,616	(2,330,271)	(36,589,439)	138,032,500

Futures contracts	—	—	5,619,001	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency**	(55,254,082)	(13,976,226)	(207,968,922)	(626,710,873)

Futures contracts	—	—	655,805	—

Net realized and unrealized gain (loss)	(48,654,466)	(16,306,497)	(238,283,555)	(488,678,373)

Net increase (decrease) in net assets from operations	$(40,660,782)	$(15,397,060)	$(178,391,424)	$(465,663,259)

* Net of foreign capital gains tax	$2,986	$—	$—	$—

** Net of change in foreign capital gains tax	$(54,737)	$—	$—	$—

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Global Infrastructure		Global Real Estate Securities
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

Operations

Net investment income (loss)	$7,993,684	$12,165,386	$909,437	$1,624,255

Net realized gain (loss) from:

Investments and foreign currency	6,599,616	53,984,584	(2,330,271)	8,958,997

Futures contracts	—	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(55,254,082)	23,332,023	(13,976,226)	6,617,646

Futures contracts	—	—	—	—

Net increase (decrease) in net assets from operations	(40,660,782)	89,481,993	(15,397,060)	17,200,898

Distributions to Shareholders

Dividends:

Class A Shares	(2,836,621)	(3,604,891)	(18,609)	(87,511)

Class C Shares	(557,634)	(1,026,320)	(1,733)	(6,190)

Class R3 Shares(1)	—	—	—	—

Class R6 Shares	(4,822,019)	(9,653,975)	(1,841,864)	(9,023,460)

Class I Shares	(23,601,452)	(34,268,367)	(81,795)	(247,608)

Return of Capital:

Class A Shares	—	—	(2,406)	—

Class C Shares	—	—	(329)	—

Class R6 Shares	—	—	(328,590)	—

Class I Shares	—	—	(13,330)	—

Decrease in net assets from distributions to shareholders	(31,817,726)	(48,553,553)	(2,288,656)	(9,364,769)

Fund Share Transactions

Proceeds from sale of shares	140,015,164	139,586,370	21,088,272	5,225,331

Proceeds from shares issued to shareholders due to reinvestment of distributions	22,768,154	34,833,077	152,307	5,469,725

	162,783,318	174,419,447	21,240,579	10,695,056

Cost of shares redeemed	(257,144,025)	(152,166,790)	(40,041,645)	(1,279,466)

Net increase (decrease) in net assets from Fund share transactions	(94,360,707)	22,252,657	(18,801,066)	9,415,590

Net increase (decrease) in net assets	(166,839,215)	63,181,097	(36,486,782)	17,251,719

Net assets at the beginning of period	672,860,189	609,679,092	75,982,843	58,731,124

Net assets at the end of period	$506,020,974	$672,860,189	$39,496,061	$75,982,843

(1)

Class R3 Shares of Global Infrastructure and Real Estate Securities converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

	Real Asset Income		Real Estate Securities
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

Operations

Net investment income (loss)	$59,892,131	$70,025,361	$23,015,114	$30,832,461

Net realized gain (loss) from:

Investments and foreign currency	(36,589,439)	103,371,771	138,032,500	479,706,321

Futures contracts	5,619,001	1,191,894	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(207,968,922)	(2,707,306)	(626,710,873)	326,569,885

Futures contracts	655,805	(443,972)	—	—

Net increase (decrease) in net assets from operations	(178,391,424)	171,437,748	(465,663,259)	837,108,667

Distributions to Shareholders

Dividends:

Class A Shares	(7,399,982)	(9,878,535)	(24,430,891)	(28,095,425)

Class C Shares	(3,832,003)	(6,508,088)	(1,201,614)	(1,640,115)

Class R3 Shares(1)	—	—	—	(47,135)

Class R6 Shares	(8,886,496)	(13,725,185)	(57,910,284)	(76,509,938)

Class I Shares	(39,732,630)	(54,358,576)	(120,957,743)	(210,357,965)

Return of Capital:

Class A Shares	(1,110,633)	—	—	—

Class C Shares	(707,162)	—	—	—

Class R6 Shares	(1,234,763)	—	—	—

Class I Shares	(5,620,661)	—	—	—

Decrease in net assets from distributions to shareholders	(68,524,330)	(84,470,384)	(204,500,532)	(316,650,578)

Fund Share Transactions

Proceeds from sale of shares	318,192,012	298,889,134	291,469,050	574,976,310

Proceeds from shares issued to shareholders due to reinvestment of distributions	64,848,302	79,542,852	163,101,644	257,002,859

	383,040,314	378,431,986	454,570,694	831,979,169

Cost of shares redeemed	(487,282,523)	(517,543,363)	(985,960,191)	(1,345,479,459)

Net increase (decrease) in net assets from Fund share transactions	(104,242,209)	(139,111,377)	(531,389,497)	(513,500,290)

Net increase (decrease) in net assets	(351,157,963)	(52,144,013)	(1,201,553,288)	6,957,799

Net assets at the beginning of period	1,556,717,002	1,608,861,015	2,252,592,466	2,245,634,667

Net assets at the end of period	$1,205,559,039	$1,556,717,002	$1,051,039,178	$2,252,592,466

(1)

Class R3 Shares of Global Infrastructure and Real Estate Securities converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Financial Highlights

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/07)

2022	$11.69	$0.13	$(0.88)	$(0.75)	$(0.25)	$(0.38)	$—	$(0.63)	$10.31

2021	10.97	0.19	1.37	1.56	(0.20)	(0.64)	—	(0.84)	11.69

2020	11.45	0.13	(0.46)	(0.33)	(0.11)	(0.04)	—	(0.15)	10.97

2019	9.48	0.22	2.56	2.78	(0.20)	(0.61)	—	(0.81)	11.45

2018	10.93	0.20	(1.05)	(0.85)	(0.22)	(0.36)	(0.02)	(0.60)	9.48

Class C (11/08)

2022	11.50	0.04	(0.87)	(0.83)	(0.16)	(0.38)	—	(0.54)	10.13

2021	10.87	0.10	1.35	1.45	(0.18)	(0.64)	—	(0.82)	11.50

2020	11.35	0.05	(0.46)	(0.41)	(0.03)	(0.04)	—	(0.07)	10.87

2019	9.41	0.14	2.52	2.66	(0.11)	(0.61)	—	(0.72)	11.35

2018	10.85	0.12	(1.04)	(0.92)	(0.14)	(0.36)	(0.02)	(0.52)	9.41

Class R6 (6/16)

2022	11.68	0.16	(0.89)	(0.73)	(0.28)	(0.38)	—	$(0.66)	10.29

2021	10.96	0.23	1.37	1.60	(0.24)	(0.64)	—	(0.88)	11.68

2020	11.42	0.16	(0.44)	(0.28)	(0.14)	(0.04)	—	(0.18)	10.96

2019	9.47	0.26	2.54	2.80	(0.24)	(0.61)	—	(0.85)	11.42

2018	10.91	0.22	(1.03)	(0.81)	(0.25)	(0.36)	(0.02)	(0.63)	9.47

Class I (12/07)

2022	11.65	0.16	(0.90)	(0.74)	(0.27)	(0.38)	—	$(0.65)	10.26

2021	10.93	0.22	1.37	1.59	(0.23)	(0.64)	—	(0.87)	11.65

2020	11.40	0.15	(0.44)	(0.29)	(0.14)	(0.04)	—	(0.18)	10.93

2019	9.44	0.25	2.54	2.79	(0.22)	(0.61)	—	(0.83)	11.40

2018	10.89	0.22	(1.04)	(0.82)	(0.25)	(0.36)	(0.02)	(0.63)	9.44

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(d)	Expenses	Net Investment Income (Loss)(d)	Portfolio Turnover Rate(e)

(6.28)%	$47,824	1.34%	1.06%	1.22%	1.18%	121%

14.44	52,495	1.32	1.56	1.21	1.66	128

(2.76)	44,235	1.35	1.11	1.22	1.24	181

29.27	57,379	1.36	1.85	1.22	1.99	144

(7.88)	55,856	1.35	1.74	1.22	1.87	174

(7.04)	10,463	2.09	0.28	1.97	0.40	121

13.58	14,905	2.07	0.79	1.96	0.89	128

(3.56)	18,465	2.10	0.37	1.97	0.49	181

28.37	24,640	2.11	1.11	1.97	1.26	144

(8.60)	24,556	2.11	1.00	1.97	1.13	174

(6.06)	76,161	1.02	1.33	0.90	1.45	121

14.84	133,575	0.99	1.89	0.88	2.00	128

(2.39)	107,342	1.01	1.44	0.88	1.57	181

29.70	60,187	1.03	2.11	0.89	2.26	144

(7.56)	11,520	1.02	1.93	0.89	2.06	174

(6.15)	371,573	1.09	1.28	0.97	1.40	121

14.78	471,885	1.07	1.79	0.96	1.89	128

(2.55)	439,399	1.10	1.37	0.97	1.50	181

29.69	477,180	1.11	2.10	0.97	2.24	144

(7.67)	345,782	1.10	1.98	0.97	2.11	174

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Includes voluntary compensation from the Adviser as further described in the Management Fees and Other Transactions with Affiliates Note in the Notes to the Financial Statements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Global Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (03/18)

2022	$24.08	$0.37	$(6.42)	$(6.05)	$(0.47)	$(0.32)	$(0.14)	$(0.93)	$17.10

2021	21.25	0.54	5.32	5.86	(1.08)	(1.95)	—	(3.03)	24.08

2020	22.22	0.30	(0.64)	(0.34)	(0.45)	(0.18)	—	(0.63)	21.25

2019	19.07	0.36	4.84	5.20	(1.33)	(0.72)	—	(2.05)	22.22

2018(f)	20.00	0.32	(0.54)	(0.22)	(0.53)	(0.18)	—	(0.71)	19.07

Class C (03/18)

2022	24.06	0.21	(6.40)	(6.19)	(0.32)	(0.32)	(0.14)	(0.78)	17.09

2021	21.25	0.35	5.31	5.66	(0.90)	(1.95)	—	(2.85)	24.06

2020	22.21	0.14	(0.62)	(0.48)	(0.30)	(0.18)	—	(0.48)	21.25

2019	19.06	0.19	4.84	5.03	(1.16)	(0.72)	—	(1.88)	22.21

2018(f)	20.00	0.20	(0.55)	(0.35)	(0.41)	(0.18)	—	(0.59)	19.06

Class R6 (03/18)

2022	24.09	0.37	(6.36)	(5.99)	(0.54)	(0.32)	(0.14)	(1.00)	17.10

2021	21.27	0.56	5.38	5.94	(1.17)	(1.95)	—	(3.12)	24.09

2020	22.23	0.37	(0.63)	(0.26)	(0.52)	(0.18)	—	(0.70)	21.27

2019	19.07	0.43	4.85	5.28	(1.40)	(0.72)	—	(2.12)	22.23

2018(f)	20.00	0.37	(0.55)	(0.18)	(0.57)	(0.18)	—	(0.75)	19.07

Class I (03/18)

2022	24.07	0.39	(6.39)	(6.00)	(0.52)	(0.32)	(0.14)	(0.98)	17.09

2021	21.25	0.59	5.32	5.91	(1.14)	(1.95)	—	(3.09)	24.07

2020	22.22	0.34	(0.63)	(0.29)	(0.50)	(0.18)	—	(0.68)	21.25

2019	19.07	0.47	4.79	5.26	(1.39)	(0.72)	—	(2.11)	22.22

2018(f)	20.00	0.36	(0.54)	(0.18)	(0.57)	(0.18)	—	(0.75)	19.07

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(d)		Expenses		Net Investment Income (Loss)(d)		Portfolio Turnover Rate(e)

(25.09)%	$482	2.14%		1.05%		1.30%		1.90%		102%

28.21	254	1.89		1.60		1.29		2.19		130

(1.32)	37	2.45		0.33		1.30		1.48		159

27.55	35	3.21		(0.31)		1.30		1.60		198

(1.21)	24	2.65	*	0.67	*	1.30	*	2.02	*	161

(25.66)	47	2.89		0.22		2.05		1.07		102

27.16	53	2.64		0.85		2.04		1.44		130

(2.04)	27	3.20		(0.44)		2.05		0.71		159

26.56	33	3.96		(1.05)		2.05		0.86		198

(1.77)	24	3.41	*	(0.09	)*	2.05	*	1.27	*	161

(24.84)	37,200	1.79		1.01		0.95		1.86		102

28.57	73,585	1.54		1.74		0.94		2.33		130

(0.95)	58,480	2.15		0.72		1.00		1.87		159

27.91	27,709	2.88		0.01		0.97		1.93		198

(0.97)	23,770	2.38	*	0.94	*	1.02	*	2.30	*	161

(24.90)	1,767	1.89		1.09		1.05		1.94		102

28.48	2,091	1.64		1.86		1.04		2.45		130

(1.02)	188	2.20		0.56		1.05		1.71		159

27.80	190	2.96		0.15		1.05		2.06		198

(1.03)	26	2.42	*	0.86	*	1.05	*	2.24	*	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Includes voluntary compensation from the Adviser as further described in the Management Fees and Other Transactions with Affiliates Note in the Notes to the Financial Statements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

(f)	For the period March 20, 2018 (commencement of operations) though December 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (9/11)

2022	$24.07	$0.91	$(3.75)	$(2.84)	$(0.91)	$—	$(0.14)	$(1.05)	$20.18

2021	22.75	1.05	1.54	2.59	(1.27)	—	—	(1.27)	24.07

2020	24.76	0.90	(1.91)	(1.01)	(1.00)	—	—	(1.00)	22.75

2019	21.46	0.99	3.73	4.72	(1.38)	—	(0.04)	(1.42)	24.76

2018	24.14	1.12	(2.61)	(1.49)	(1.07)	—	(0.12)	(1.19)	21.46

Class C (9/11)

2022	24.07	0.74	(3.74)	(3.00)	(0.74)	—	(0.14)	(0.88)	20.19

2021	22.76	0.86	1.55	2.41	(1.10)	—	—	(1.10)	24.07

2020	24.77	0.73	(1.90)	(1.17)	(0.84)	—	—	(0.84)	22.76

2019	21.47	0.81	3.74	4.55	(1.21)	—	(0.04)	(1.25)	24.77

2018	24.15	0.95	(2.62)	(1.67)	(0.89)	—	(0.12)	(1.01)	21.47

Class R6 (6/16)

2022	24.21	0.98	(3.77)	(2.79)	(0.98)	—	(0.14)	(1.12)	20.30

2021	22.87	1.13	1.56	2.69	(1.35)	—	—	(1.35)	24.21

2020	24.89	1.00	(1.95)	(0.95)	(1.07)	—	—	(1.07)	22.87

2019	21.56	1.10	3.73	4.83	(1.46)	—	(0.04)	(1.50)	24.89

2018	24.24	1.20	(2.63)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.56

Class I (9/11)

2022	24.07	0.97	(3.76)	(2.79)	(0.96)	—	(0.14)	(1.10)	20.18

2021	22.75	1.10	1.55	2.65	(1.33)	—	—	(1.33)	24.07

2020	24.76	0.94	(1.90)	(0.96)	(1.05)	—	—	(1.05)	22.75

2019	21.46	1.05	3.73	4.78	(1.44)	—	(0.04)	(1.48)	24.76

2018	24.14	1.18	(2.61)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.46

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(d)	Expenses	Net Investment Income (Loss)(d)	Portfolio Turnover Rate(e)

(12.00)%	$154,979	1.17%	4.16%	1.16%	4.18%	73%

11.60	192,591	1.14	4.42	1.14	4.42	73

(3.71)	173,139	1.16	4.16	1.16	4.17	104

22.39	220,665	1.14	4.16	1.14	4.16	85

(6.38)	178,651	1.14	4.85	1.14	4.85	94

(12.64)	91,024	1.92	3.38	1.91	3.40	73

10.75	134,834	1.89	3.62	1.89	3.62	73

(4.43)	156,391	1.91	3.40	1.91	3.41	104

21.50	217,976	1.89	3.41	1.89	3.41	85

(7.09)	186,043	1.89	4.10	1.89	4.11	94

(11.72)	161,185	0.82	4.43	0.81	4.45	73

11.99	252,907	0.80	4.75	0.80	4.75	73

(3.40)	223,948	0.82	4.62	0.81	4.63	104

22.82	80,903	0.80	4.59	0.80	4.59	85

(6.08)	27,654	0.81	5.18	0.81	5.19	94

(11.77)	798,370	0.92	4.41	0.91	4.43	73

11.88	976,385	0.89	4.64	0.89	4.64	73

(3.47)	1,055,383	0.91	4.37	0.91	4.37	104

22.69	1,725,703	0.89	4.42	0.89	4.42	85

(6.13)	1,312,280	0.89	5.10	0.89	5.11	94

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Includes voluntary compensation from the Adviser as further described in the Management Fees and Other Transactions with Affiliates Note in the Notes to the Financial Statements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (9/95)

2022	$22.36	$0.25	$(5.82)	$(5.57)	$(0.74)	$(2.10)	$(2.84)	$13.95

2021	18.40	0.23	7.12	7.35	(0.33)	(3.06)	(3.39)	22.36

2020	20.22	0.21	(1.54)	(1.33)	(0.14)	(0.35)	(0.49)	18.40

2019	18.03	0.33	4.16	4.49	(0.33)	(1.97)	(2.30)	20.22

2018	20.23	0.31	(1.43)	(1.12)	(0.34)	(0.74)	(1.08)	18.03

Class C (2/00)

2022	21.51	0.09	(5.58)	(5.49)	(0.59)	(2.10)	(2.69)	13.33

2021	17.80	0.03	6.90	6.93	(0.16)	(3.06)	(3.22)	21.51

2020	19.55	0.06	(1.46)	(1.40)	—	(0.35)	(0.35)	17.80

2019	17.49	0.16	4.03	4.19	(0.16)	(1.97)	(2.13)	19.55

2018	19.63	0.17	(1.39)	(1.22)	(0.18)	(0.74)	(0.92)	17.49

Class R6 (4/13)

2022	23.15	0.33	(6.03)	(5.70)	(0.82)	(2.10)	(2.92)	14.53

2021	18.98	0.32	7.34	7.66	(0.43)	(3.06)	(3.49)	23.15

2020	20.85	0.30	(1.59)	(1.29)	(0.23)	(0.35)	(0.58)	18.98

2019	18.54	0.44	4.27	4.71	(0.43)	(1.97)	(2.40)	20.85

2018	20.75	0.44	(1.51)	(1.07)	(0.40)	(0.74)	(1.14)	18.54

Class I (6/95)

2022	22.83	0.28	(5.93)	(5.65)	(0.79)	(2.10)	(2.89)	14.29

2021	18.74	0.27	7.27	7.54	(0.39)	(3.06)	(3.45)	22.83

2020	20.59	0.27	(1.58)	(1.31)	(0.19)	(0.35)	(0.54)	18.74

2019	18.34	0.39	4.22	4.61	(0.39)	(1.97)	(2.36)	20.59

2018	20.55	0.39	(1.47)	(1.08)	(0.39)	(0.74)	(1.13)	18.34

	Ratio/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(d)	Expenses	Net Investment Income (Loss)(d)	Portfolio Turnover Rate(e)

(24.87)%	$131,155	1.30%	1.26%	1.22%	1.34%	78%

40.98	207,384	1.28	1.02	1.24	1.05	101

(6.37)	176,739	1.30	1.20	N/A	N/A	135

25.24	249,172	1.30	1.56	N/A	N/A	109

(5.78)	264,414	1.26	1.61	N/A	N/A	131

(25.45)	6,377	2.05	0.48	1.97	0.56	78

39.85	12,195	2.03	0.13	2.00	0.16	101

(7.03)	14,874	2.05	0.32	N/A	N/A	135

24.28	37,352	2.06	0.79	N/A	N/A	109

(6.46)	43,152	2.02	0.89	N/A	N/A	131

(24.59)	313,047	0.93	1.62	0.85	1.70	78

41.48	556,126	0.89	1.42	0.85	1.46	101

(5.95)	437,016	0.90	1.66	N/A	N/A	135

25.74	479,973	0.88	2.03	N/A	N/A	109

(5.39)	346,185	0.88	2.21	N/A	N/A	131

(24.70)	600,459	1.05	1.40	0.97	1.48	78

41.32	1,476,888	1.03	1.19	0.99	1.23	101

(6.12)	1,604,544	1.05	1.46	N/A	N/A	135

25.56	2,148,012	1.06	1.80	N/A	N/A	109

(5.51)	2,302,536	1.02	1.96	N/A	N/A	131
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 –Management Fees and Other Transactions with Affiliates for more information.
(d)	Includes voluntary compensation from the Adviser as further described in the Management Fees and Other Transactions with Affiliates Note in the Notes to the Financial Statements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

N/A	Fund did not have waiver/reimbursement for periods prior to fiscal year ended December 31, 2021.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust V (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) as amended. Nuveen Investment Funds, Inc. is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”), among others, and Nuveen Investment Trust V is comprised of Nuveen Global Real Estate Securities Fund (“Global Real Estate Securities”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 and Nuveen Investment Trust V was organized as a Massachusetts business trust on September 27, 2006.

Current Fiscal Period

The end of the reporting period for the Funds is December 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years after purchase. Class R6 Shares and I Shares are sold without an up-front sales charge.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the current calendar year end.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$44,324,417	8.8%
Australia	43,661,335	8.6
Spain	39,611,536	7.8
France	30,070,027	5.9
Japan	17,270,484	3.4
New Zealand	15,795,670	3.1
Italy	15,007,897	3.0
Mexico	13,442,401	2.7
United Kingdom	9,063,531	1.8
Other	34,846,495	6.9
Total non-U.S securities	$263,093,793	52.0%

Global Real Estate Securities
Country:
Japan	$3,954,273	10.0%
Hong Kong	1,991,095	5.0
Canada	1,710,067	4.3
United Kingdom	1,482,249	3.8
Australia	1,269,293	3.2
Singapore	879,061	2.2
Spain	738,231	1.9
Belgium	504,332	1.3
Germany	489,854	1.2
Other	1,543,830	4.0
Total non-U.S securities	$14,562,285	36.9%

Real Asset Income
Country:
Canada	$148,800,138	12.3%
Australia	50,893,634	4.2
United Kingdom	41,673,019	3.5
Hong Kong	34,867,146	2.9
Singapore	34,130,293	2.8
Italy	19,517,570	1.6
Spain	18,666,345	1.5
Mexico	13,387,512	1.1
Japan	10,989,148	0.9
Other	91,024,616	7.7
Total non-U.S securities	$463,949,421	38.5%

Notes to Financial Statements (continued)

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains, on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure, Global Real Estate Securities and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets for Global Infrastructure, Global Real Estate Securities and Real Estate Securities and relative settled shares for Real Asset Income.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statements of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

FASB issues ASU 2022-03-Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities to Contractual Sale Restrictions (“ASU 2022-03”)

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service and are generally classified as Level 1 or 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Notes to Financial Statements (continued)

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$258,084,708	$202,133,814	$—	$460,218,522
Real Estate Investment Trust Common Stocks	28,812,840	1,206,551	—	30,019,391
Investment Companies	1,397,548	—	—	1,397,548
Investments Purchased with Collateral from Securities Lending	3,995,160	—	—	3,995,160
Short-Term Investments:
Repurchase Agreements	—	12,261,764	—	12,261,764
Total	$292,290,256	$215,602,129	$—	$507,892,385

Global Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$25,762,155	$6,910,665	$—	$32,672,820
Common Stocks	720,655	5,152,141	—	5,872,796
Investments Purchased with Collateral from Securities Lending	20,072	—	—	20,072
Short-Term Investments:
Repurchase Agreements	—	877,850	—	877,850
Total	$26,502,882	$12,940,656	$—	$39,443,538

Real Asset Income
Long-Term Investments*:
Corporate Bonds	$—	$286,039,035	$—	$286,039,035
Common Stocks	169,235,429	108,635,441	—	277,870,870
Real Estate Investment Trust Common Stocks	171,033,788	88,935,684	—	259,969,472
$25 Par (or similar) Retail Preferred	152,837,625	1,614,108	—	154,451,733
$1,000 Par (or similar) Institutional Preferred	—	116,926,228	—	116,926,228
Convertible Preferred Securities	39,022,703	3,177,370	—	42,200,073
Investment Companies	4,122,783	—	—	4,122,783
Asset-Backed and Mortgage-Backed Securities	—	3,912,829	—	3,912,829
Variable Rate Senior Loan Interests	—	1,880,481	—	1,880,481
Investments Purchased with Collateral from Securities Lending	2,821,499	—	—	2,821,499
Short-Term Investments:
Repurchase Agreements	—	49,011,713	—	49,011,713
Investments in Derivatives:
Futures Contracts**	279,468	—	—	279,468
Total	$539,353,295	$660,132,889	$—	$1,199,486,184

Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$1,004,481,664	$—	$—	$1,004,481,664
Common Stocks	6,568,064	—	—	6,568,064
Short-Term Investments:
Repurchase Agreements	—	27,546,831	—	27,546,831
Total	$1,011,049,728	$27,546,831	$—	$1,038,596,559
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, Real Asset Income may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in Real Asset Income’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Global Infrastructure	Fixed Income Clearing Corporation	$12,261,764	$(12,507,066)
Global Real Estate Securities	Fixed Income Clearing Corporation	877,850	(895,412)
Real Asset Income	Fixed Income Clearing Corporation	49,011,713	(49,992,028)
Real Estate Securities	Fixed Income Clearing Corporation	27,546,831	(28,097,814)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The resulting loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the current reporting period, the total value of the securities on loan and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Global Infrastructure	Common Stocks	$3,867,917	$3,995,160
Global Real Estate Securities	Common Stocks	$19,680	$20,072
Real Asset Income	$25 Par (or similar) Retail Preferred	$1,776,998	$1,868,714
	Corporate Bonds	905,051	952,785
		$2,682,049	$2,821,499

Notes to Financial Statements (continued)

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Purchases	$682,490,307	$49,309,204	$976,634,788	$1,162,779,440
Sales and maturities	801,854,251	69,265,153	1,089,799,846	1,861,113,329

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income continued using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$30,867,958
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$279,468	—	$—
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$5,619,001	$655,805

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	687,679	$7,809,997	1,015,539	$11,544,506
Class A – automatic conversion of Class C Shares	—	—	374	4,216
Class A – automatic conversion of Class R3 Shares	—	—	6,992	82,860
Class C	89,018	962,925	190,457	2,194,695
Class R3(1)	—	—	1,062	11,808
Class R6	924,426	10,470,416	1,580,138	18,109,552
Class I	10,826,552	120,771,826	9,414,515	107,638,733
Shares issued to shareholders due to reinvestment of distributions:
Class A	266,618	2,733,959	301,757	3,485,937
Class C	51,432	514,448	84,048	954,809
Class R3(1)	—	—	—	—
Class R6	315,262	3,236,403	631,908	7,301,462
Class I	1,594,162	16,283,344	2,004,767	23,090,869
	14,755,149	162,783,318	15,231,557	174,419,447
Shares redeemed:
Class A	(803,215)	(8,944,911)	(866,839)	(10,011,506)
Class C	(403,602)	(4,435,143)	(676,572)	(7,471,440)
Class C – automatic conversion to Class A Shares	—	—	(378)	(4,216)
Class R3(1)	—	—	(15,527)	(172,037)
Class R3(1) – automatic conversion to Class A Shares	—	—	(6,882)	(82,860)
Class R6	(5,277,594)	(59,964,306)	(567,862)	(6,668,327)
Class I	(16,729,415)	(183,799,665)	(11,097,745)	(127,756,404)
	(23,213,826)	(257,144,025)	(13,231,805)	(152,166,790)
Net increase (decrease)	(8,458,677)	$(94,360,707)	1,999,752	$22,252,657

	Year Ended 12/31/22		Year Ended 12/31/21
Global Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,080	$396,487	40,263	$1,030,924
Class C	1,491	33,875	1,115	28,009
Class R6	901,441	20,205,235	96,242	2,373,854
Class I	22,159	452,675	79,741	1,792,544
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,174	19,855	3,504	83,718
Class C	65	1,091	110	2,622
Class R6	2,171	37,458	214,932	5,139,646
Class I	5,449	93,903	10,195	243,739
	954,030	21,240,579	446,102	10,695,056
Shares redeemed:
Class A	(3,602)	(68,338)	(34,949)	(840,353)
Class C	(1,009)	(22,719)	(264)	(6,549)
Class R6	(1,782,623)	(39,730,596)	(5,793)	(140,897)
Class I	(11,071)	(219,992)	(11,921)	(291,667)
	(1,798,305)	(40,041,645)	(52,927)	(1,279,466)
Net increase (decrease)	(844,275)	$(18,801,066)	393,175	$9,415,590

	Year Ended 12/31/22		Year Ended 12/31/21
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,047,951	$44,996,303	1,792,702	$42,440,791
Class A – automatic conversion of Class C Shares	1,455	30,867	9,393	219,399
Class C	362,923	8,174,252	478,014	11,362,466
Class R6	2,588,252	53,899,559	1,293,574	30,801,645
Class I	9,625,427	211,091,031	9,036,711	214,064,833
Shares issued to shareholders due to reinvestment of distributions:
Class A	374,710	8,090,088	399,311	9,482,178
Class C	200,487	4,340,748	260,539	6,183,058
Class R6	452,383	9,894,071	570,135	13,609,600
Class I	1,969,751	42,523,395	2,118,947	50,268,016
	17,623,339	383,040,314	15,959,326	378,431,986
Shares redeemed:
Class A	(2,746,573)	(59,043,855)	(1,811,562)	(42,836,654)
Class C	(1,654,643)	(35,771,002)	(2,000,655)	(47,153,673)
Class C – automatic conversion to Class A Shares	(1,454)	(30,867)	(9,390)	(219,399)
Class R6	(5,550,229)	(121,190,763)	(1,208,956)	(29,290,159)
Class I	(12,597,958)	(271,246,036)	(16,990,034)	(398,043,478)
	(22,550,857)	(487,282,523)	(22,020,597)	(517,543,363)
Net increase (decrease)	(4,927,518)	$(104,242,209)	(6,061,271)	$(139,111,377)

	Year Ended 12/31/22		Year Ended 12/31/21
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,435,406	$25,678,919	1,629,030	$34,500,446
Class A – automatic conversion of Class C Shares	141	2,743	1,604	32,211
Class A – automatic conversion of Class R3 Shares	—	—	551,348	12,102,095
Class C	56,599	1,010,858	59,172	1,230,714
Class R3(1)	—	—	42,137	845,650
Class R6	5,229,801	101,776,800	6,992,804	153,906,759
Class I	8,671,060	162,999,730	17,311,360	372,358,435
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,460,698	21,730,363	1,163,771	25,038,845
Class C	75,099	1,063,941	71,822	1,484,443
Class R3(1)	—	—	2,323	46,381
Class R6	3,253,845	50,470,437	3,027,403	67,437,483
Class I	5,870,713	89,836,903	7,426,676	162,995,707
	26,053,362	454,570,694	38,279,450	831,979,169
Shares redeemed:
Class A	(2,767,952)	(49,944,459)	(3,675,242)	(75,060,181)
Class C	(220,129)	(3,906,441)	(398,335)	(7,690,571)
Class C – automatic conversion to Class A Shares	(147)	(2,743)	(1,660)	(32,211)
Class R3(1)	—	—	(167,655)	(3,458,671)
Class R3(1) – automatic conversion to Class A Shares	—	—	(541,481)	(12,102,095)
Class R6	(10,956,177)	(216,987,402)	(9,027,341)	(202,987,795)
Class I	(37,214,783)	(715,119,146)	(45,663,701)	(1,044,147,935)
	(51,159,188)	(985,960,191)	(59,475,415)	(1,345,479,459)
Net increase (decrease)	(25,105,826)	$(531,389,497)	(21,195,965)	$(513,500,290)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Notes to Financial Statements (continued)

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, distribution reallocations, foreign currency transactions, foreign taxes paid, investments in partnerships, investments in passive foreign investment companies, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, tax equalization, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Infrastructure	$450,652,595	$82,597,655	$(25,357,865)	$57,239,790
Global Real Estate Securities	41,517,092	3,183,118	(5,256,672)	(2,073,554)
Real Asset Income	1,290,209,436	50,856,016	(141,579,268)	(90,723,252)
Real Estate Securities	849,028,552	270,011,826	(80,443,819)	189,568,007

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
Global Infrastructure	$—	$—	$57,225,618	$—	$(2,535,076)	$(96,701)	$54,593,841
Global Real Estate Securities	—	—	(2,073,361)	(1,314,708)	—	—	(3,388,069)
Real Asset Income	—	—	(90,749,383)	(223,968,678)	—	(81,099)	(314,799,160)
Real Estate Securities	—	2,090,462	189,568,007	—	—	(312,545)	191,345,924

The tax character of distributions paid was as follows:

	12/31/22			12/31/21
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Global Infrastructure	$13,569,228	$18,248,498	$—	$33,796,309	$14,757,244	$—
Global Real Estate Securities	1,218,702	725,299	344,655	7,778,836	1,585,933	—
Real Asset Income	59,851,111	—	8,673,219	84,470,384	—	—
Real Estate Securities	60,683,855	143,816,677	—	163,383,568	153,267,010	—

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
Global Infrastructure	$—	$—	$—
Global Real Estate Securities	1,314,708	—	1,314,708
Real Asset Income	157,656,459	66,312,219	223,968,678
Real Estate Securities	—	—	—

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure and Global Real Estate Securities	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets over $10 billion	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets over $10 billion	0.4875

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Real Estate Securities and Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2022, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1705%
Global Real Estate Securities	0.1590%
Real Asset Income	0.1590%
Real Estate Securities	0.2000%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation expiring July 31, 2024, may be terminated or modified prior to that date only with the approval of the Board.

Notes to Financial Statements (continued)

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Global Infrastructure	1.00%	July 31, 2024
Global Real Estate Securities	1.09	July 31, 2024
Real Asset Income	0.95	July 31, 2024
Real Estate Securities	0.97	July 31, 2024

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

The Funds receives voluntary compensation from the Adviser in amounts that approximate the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds, which is disclosed below, is recognized in “Other income” on the Statement of Operations.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Other income	$126,130	$8,495	$210,178	$339,424

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$55,187	$13,623	$150,894	$32,723
Paid to financial intermediaries (Unaudited)	49,167	11,903	138,227	28,725

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$11,212	$250	$106,437	$8,300

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$16,885	$332	$150,582	$—

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$5,189	$219	$15,329	$615

Affiliate Owned Shares

As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:

Global Real Estate Securities
TIAA owned shares	93%

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (‘‘Participating Funds’’), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from Section 1250 gains and net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Section 1250 Gains	Net Long-Term Capital Gains
Global Infrastructure	$—	$18,248,498
Global Real Estate Securities	28,266	697,033
Real Asset Income	—	—
Real Estate Securities	1,432,075	175,444,256

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
Global Infrastructure	30.7%
Global Real Estate Securities	0.4
Real Asset Income	17.7
Real Estate Securities	0.4

Qualified Dividend Income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
Global Infrastructure	95.6%
Global Real Estate Securities	31.4
Real Asset Income	52.9
Real Estate Securities	0.9

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage
Global Infrastructure	0.4%
Global Real Estate Securities	0.3
Real Asset Income	17.8
Real Estate Securities	0.3

Qualified Business Income (QBI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:

Fund	Percentage
Global Infrastructure	3.5%
Global Real Estate Securities	30.8
Real Asset Income	15.8
Real Estate Securities	34.4

Foreign Source Income and Foreign Tax Credit Pass Through

Each Fund listed below has made an election under Section 853 of the Internal Revenue Code to pass through foreign taxes paid:

Fund	Foreign Source Income	Foreign Source Income Per Share	Qualifying Foreign Taxes Paid	Qualifying Foreign Taxes Paid Per Share
Global Infrastructure	$10,555,442	$0.21416	$1,211,385	$0.02458
Global Real Estate Securities	—	—	—	—
Real Asset Income	—	—	—	—
Real Estate Securities	—	—	—	—

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
Global Infrastructure	0.3%
Global Real Estate Securities	0.1
Real Asset Income	26.8
Real Estate Securities	0.1

Additional Fund Information (Unaudited)

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Global Capital Securities Index: An index designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index: An index designed to measure the performance of publicly traded U.S. REIT preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net): An index designed to measure the performance of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index: An index designed to measure the performance of the energy and utilities subgroups of the ICE BofA U.S. All Capital Securities Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Return Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Return Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Glossary of Terms Used in this Report (Unaudited) (continued)

MSCI US REIT Index: An index designed to measure the performance of U.S. large, mid and small-cap equity REITs. The index represents about 99% of the U.S. REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS), have core real estate exposure (i.e., only selected Specialized REITs are eligible which does not include cell tower REITs) and carry REIT tax status. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA IMI REITs Index: An index which is designed to measure the performance of U.S. large, mid, and small cap equity REITs. All securities in the index are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blended Benchmark (through March 31, 2021): Consists of: 1) 28% S&P Global Infrastructure Index (Net) (defined herein), 2) 21% FTSE EPRA Nareit (Financial Times Stock Exchange - European Public Real Estate Association/ National Association of Real Estate Investment Trusts) Developed Index (Net) (defined herein), 3) 18% Wells Fargo Hybrid & Preferred Securities REIT Index (defined herein, index was discontinued on April 1, 2021), 4) 18% Bloomberg U.S. Corporate High Yield Bond Index (defined herein), and 5) 15% Bloomberg Global Capital Securities Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Real Asset Income Blended Benchmark (effective April 1, 2021): Consists of the previous composition through March 31, 2021, and thereafter: 1) 25% FTSE EPRA/Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net) (defined herein), 2) 22% S&P Global Infrastructure Index (Net) (defined herein), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, (defined herein), 4) 20% Bloomberg U.S. Corporate High Yield Bond Index (defined herein), and 5) 13% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index, (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Real Estate Securities Blended Benchmark (effective October 1, 2021): Consists of: 1) 50% MSCI US REIT Index (defined herein), and 2) 50% MSCI USA IMI REITs Index(defined herein). The Fund’s performance was measured against the MSCI US REIT Index through September 30, 2021. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index (Net): An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Wells Fargo Hybrid & Preferred Securities REIT Index (discontinued on April 1, 2021): An index designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Liquidity Risk Management Program

(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors/Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.

At a May 23-25, 2022 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (1) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (ii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “lliquid”, discussed below), The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third- party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits a Fund’s investments in llliquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of llliquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on llliquid investments.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers).

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;

•

Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and

•

Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Further, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”), the Board noted that the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2021 and first quartile for the three-year period ended December 31, 2021. Further, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended December 31, 2021, the Fund outperformed its blended benchmark for the one-year period ended December 31, 2021. The Fund also ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2021, but ranked in the third quartile for the five-year period ended December 31, 2021. Although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2022, the Fund outperformed its blended benchmark for the one-year period ended March 31, 2022. The Fund also ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. In its review, the Board noted that the Performance Peer Group was ranked low for relevancy. The Board further considered the factors that impacted relative performance. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund”), the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for such periods. Further, although the Fund’s performance was below the performance of its blended benchmark for the five-year period ended March 31, 2022, the Fund outperformed its blended benchmark for the one- and three-year periods ended March 31, 2022. The Fund further ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2022 and third quartile for the three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.6 million in fees for shareholders in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Global Infrastructure Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; (b) the Global Real Estate Securities Fund had a net management fee and a net expense ratio that were below the respective peer average; (c) the Real Asset Income Fund had a net management fee that was higher than the peer average, but a net expense ratio that was below the peer average; and (d) the Real Estate Securities Fund had a net management fee and a net expense ratio that were in line with the respective peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts advised by the Sub-Adviser; hedge funds or other structured products managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised, and the Sub-Adviser sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Similarly, with respect to foreign funds, the Board recognized that the differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees of the Nuveen funds compared to those of the foreign funds. Further, with respect to ETFs, the Board considered that certain Nuveen ETFs were passively managed compared to the active management of other Nuveen funds which also contributed to the differences in fee levels between such Nuveen ETFs and the actively-managed funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2021 and 2020), including the temporary expense caps applicable to the Funds. The Board recognized that such waivers and reimbursements applicable to the respective Nuveen funds are another means for potential economies of scale to be shared with shareholders of such funds and can provide a protection from an increase in expenses if the assets of the applicable funds decline. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, certain classes of the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party financial intermediaries, the Board reviewed the amount retained by the Adviser’s affiliate.

In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted that the Sub-Adviser reimburses the various funds that it sub-advises that invest in equity securities (subject to certain exceptions that include the Funds) for the research-related component of soft dollar commissions. However, the Board recognized that these costs will be phased out for the Funds effective January 1, 2023. Further, the Board noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors/Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors/Trustees of the Funds. The number of Directors/Trustees of the Funds is currently set at ten. None of the Directors/Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Directors/Trustees”) has ever been a Directors/Trustees or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors/Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAl”) includes more information about the Directors/Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Directors/ Trustees

Independent Directors/Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Director/Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Member, Chicago Fellowship Board (philanthropy) 2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997-2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142
William C. Hunter 1948 333 W. Wacker Drive Chicago, lL 60606	Director/Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director/ Trustee
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2021	Formerly, Managing Director, Independent Directors Council (I DC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	142
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142

Directors/Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director/ Trustee
Matthew Thornton Ill 1958 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Brett E. Black 1972 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017); formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).

Directors/Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years
William A Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017), of Nuveen.
Trey S. Stenersen 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2022	Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017- 2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.
E. Scott Wickerham 1973 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC; formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020) and Santa Barbara Asset Management, LLC (2006-2020) Chartered Financial Analyst.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)

Directors/Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Directors/Trustees was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professionals, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FREGIF-1222D 2703131-INV-Y-02/24

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended December 31, 2022	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Real Estate Securities Fund	55,345	0	0	0

Total	$55,345	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Real Estate Securities Fund	0%	0%	0%	0%

December 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Real Estate Securities Fund	46,470	0	0	0

Total	$46,470	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Real Estate Securities Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2022	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2022	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Real Estate Securities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Real Estate Securities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2023